Filed under Rule 497(c)
File Nos. 33-49552
811-6740

Prospectus

CitiSM Institutional Liquid Reserves

CLASS A SHARES

CitiSM Institutional Cash Reserves

CLASS O SHARES

CitiSM Institutional U.S. Treasury Reserves

CitiSM Institutional Tax Free Reserves

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Funds At A Glance

Each of the Funds described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Funds try to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Each Fund has its own goals and investment strategies and each offers a different mix of investments. Of course, there is no assurance that any Fund will achieve its investment goals.

4

Citi Institutional Liquid Reserves

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal
The Fund’s goal is to provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
Citi Institutional Liquid Reserves invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Institutional Liquid Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by

5

the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. Citi Institutional Liquid Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

6

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class A shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class A shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund has authorized three classes of shares. Only Class A shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL LIQUID RESERVES
Annual Total Returns — Class A

Calendar Year Ended December 31

As of September 30, 2006, the Class A shares had a year-to-date return of 3.61%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.65%	9/30/00
Lowest	0.24%	6/30/04

Average Annual Total Returns
As of December 31, 2005

	1 Year	5 Years	10 Years

Class A
Citi Institutional Liquid Reserves	3.20%	2.34%	4.00%

iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	2.92%	2.08%	3.79%

7

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

CITI INSTITUTIONAL LIQUID RESERVES

Fee Table
Shareholder Fees – Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses(1)Expenses That Are Deducted From Fund Assets

Management Fees(2)	0.18%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.03%

Total Annual Operating Expenses*	0.31%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed:	0.20%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

(2)	The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Liquid Reserves	1 Year	3 Years	5 Years	10 Years

Class A Shares	$32	$100	$174	$394

8

Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal
The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the

9

perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

10

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class O shares for the calendar years indicated. The table compares the average annual returns for Class O shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class O shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES
Annual Total Returns — Class O

Calendar Year Ended December 31

As of September 30, 2006, the Class O shares had a year-to-date return of 3.65%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class O		Quarter Ending
Highest	0.98%	12/31/05
Lowest	0.24%	3/31/04

Average Annual Total Returns
As of December 31, 2005

	1 Year	Since Inception of Class 10/2/2002
Class O
Citi Institutional Cash Reserves	3.19%	1.83%

iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	*

*	Information regarding performance for this period is not available.

11

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class O shares of the Fund.

CITI INSTITUTIONAL CASH RESERVES

Fee Table

Shareholder Fees – Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses(1)Expenses That Are Deducted From Fund Assets

Class O
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.60%
Other Expenses	0.04%

Total Annual Operating Expenses*	0.84%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.15%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The table reflects the direct expenses of the Fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance;

•	and the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years

Class O Shares	$86	$268	$466	$1038

12

Citi Institutional U.S. Treasury Reserves

This summary briefly describes Citi Institutional U.S. Treasury Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal
The Fund’s goal is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
Citi Institutional U.S. Treasury Reserves under normal circumstances invests all of its assets in:

•	U.S. Treasury bills, notes and bonds;

•	Treasury receipts; and

•	securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Institutional U.S. Treasury Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

13

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class A shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class A shares to the performance of the iMoneyNet Institutional 100% U.S. Treasury Rated Money Market Funds Average. As of January 1, 2003, all of the Fund’s outstanding shares were designated Class A shares.

Please remember that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL
U.S. TREASURY RESERVES
Annual Total Returns — Class A

Calendar Year Ended December 31

As of September 30, 2006, the Class A shares had a year-to-date return of 3.33%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.54%	12/31/00
Lowest	0.17%	3/31/04

Average Annual Total Returns
As of December 31, 2005

	1 Year	5 Years	10 Years
Class A
Citi Institutional U.S. Treasury Reserves	2.79%	2.00%	3.54%

iMoneyNet Institutional 100% U.S. Treasury Rated Money Market Funds Average	2.57%	1.85%	3.39%

14

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

CITI INSTITUTIONAL U.S. TREASURY RESERVES

Fee Table

Shareholder Fees – Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses(1)Expenses That Are Deducted From Fund Assets

Management Fees(2)	0.25%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.03%

Total Annual Operating Expenses*	0.38%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.20%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

(2)	The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional U.S. Treasury Reserves	1 Year	3 Years	5 Years	10 Years

Class A	$39	$123	$215	$482

15

Citi Institutional Tax Free Reserves

This summary briefly describes Citi Institutional Tax Free Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal
The Fund’s goals are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the Fund will achieve its goals.

Main Investment Strategies

•

Citi Institutional Tax Free Reserves invests primarily in high quality municipal obligations and in participation interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities.

•

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to this 80% policy, the Fund may invest in high quality securities that pay interest that is subject to federal income tax or federal alternative minimum tax.

•	The Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Institutional Tax Free Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in one of the two highest short-term rating cate-

16

 gories by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthi-ness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Non-Diversified Status. Although the Fund is a non-diversified mutual fund, which means it may invest its assets in securities of a limited number of issuers, the Fund’s operating policy is to comply with the more restrictive diversification requirements applicable to money market funds.

Concentration In The Banking Industry. Citi Institutional Tax Free Reserves may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

17

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet Institutional Tax Free Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL TAX FREE RESERVES

Annual Total Returns

Calendar Year Ended December 31

As of September 30, 2006, the Fund had a year-to-date return of 2.39%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.04%	6/30/00
Lowest	0.18%	9/30/03

Average Annual Total Returns
As of December 31, 2005

	1 Year	5 Years	Since Inception of Class May 21,1997
Citi Institutional Tax Free Reserves	2.25%	1.66%	2.43%

iMoneyNet Institutional Tax Free Money Market Funds Average	2.02%	1.43%	*

*	Information regarding performance for this period is not available.

18

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CITI INSTITUTIONAL TAX FREE RESERVES

Fee Table

Shareholder Fees – Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses(1)Expenses That Are Deducted From Fund Assets

Management Fees(2)	0.25%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.03%

Total Annual Operating Expenses*	0.38%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.20%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Tax Free Reserves Portfolio.

(2)	The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance;

•	and the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Tax Free Reserves	1 Year	3 Years	5 Years	10 Years

	$39	$123	$213	$480

19

Your Account

How To Buy Shares
Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Shares may be purchased from the Funds’ distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from a Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. Each Fund and its distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that a Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s co-transfer agent.

How The Price Of Your Shares Is Calculated
Each Fund calculates its net asset value (NAV) every day the NYSE is open for trading.

Institutional Liquid Reserves calculates its NAV at 4:00 p.m. Eastern time. Institutional Cash Reserves calculates its NAV at 5:00 p.m. Eastern time. Institutional U.S. Treasury Reserves calculates its NAV at 2:00 p.m. Eastern time. Institutional Tax Free Reserves calculates its NAV at 12:00 noon Eastern time.

On days when the financial markets in which the Funds invest close early, NAV may be calculated as of the earlier close of those markets. The Funds’ securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares
You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Funds’ co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the co-transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds’ co-transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

A redemption request is deemed received on a business day if it is received prior to the time at which the Fund calculates its NAV on that business day. The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the

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next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

For Institutional Cash Reserves And Institutional Liquid Reserves Only: Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which your redemption request is received, or if your redemption request is received by the co-transfer agent after 5:00 p.m., in the case of Institutional Cash Reserves, or 4:00 p.m., in the case of Institutional Liquid Reserves, on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day.

For All Other Funds: You will receive your redemption proceeds in federal funds normally on the business day on which your redemption request is received but in any event within seven days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC.

The Funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges
Shares of each of the Funds other than Citi Institutional Cash Reserves may be exchanged for shares of any other Fund offered in the CitiFunds family (primarily money market funds). You may place exchange orders through the co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The co-transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

Frequent Purchases And Redemptions Of Fund Shares
Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees

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of each of the Funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Boards also believe that money market funds, such as the Funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of a Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

United Kingdom Investors (Institutional Cash Reserves Only)
Institutional Cash Reserves has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in Institutional Cash Reserves are not covered by the Financial Services Compensation Scheme.

The Facilities Agent for Institutional Cash Reserves is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

Dividends
Each Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation Of Distributions: For Institutional Liquid Reserves, Institutional Cash Reserves and Institutional U.S. Treasury Reserves, you normally will have to pay federal income tax on any dividends and other distributions you receive from a Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

For Institutional Tax Free Reserves, the Fund expects that most of its net income will be attributable to interest on municipal obligations. As a result, most of the Fund’s dividends to you will not be subject to federal income tax. However, the Fund may invest from time to time in taxable securities, and certain Fund dividends may affect the computation of the federal alternative minimum tax. It is also possible, but not intended, that the Fund may realize

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short-term or long-term capital gains or losses. Any distributions from interest earned by Institutional Tax Free Reserves on taxable securities or from any short-term capital gains will generally be taxable to you as ordinary income; distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) ordinarily will be taxable to you as long-term capital gains. Such distributions will be taxable whether you take distributions in cash or reinvest them in additional shares. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

Fund dividends which Institutional Tax Free Reserves designates as exempt interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning Fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.

State And Local Taxes: Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes. Fund dividends that are not taxable to you for federal income tax purposes may still be taxable to you under the income or other tax laws of any state or local taxing authority. You should consult your tax adviser in this regard.

Taxation Of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: Each Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by a Fund. For Fund taxable years beginning in 2006 and 2007, a Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from that Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from that Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Funds anticipate that substantially all distributions will be designated as interest-related dividends. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing

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to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Funds

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Funds’ investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Funds as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Funds’ investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, CFM received, and for the period from August 1, 2006 through August 31, 2006, LMPFA received, the following fees as a percentage of average daily net assets after waivers:

	Fees paid to CFM 9/1/2005 – 7/31/2006	Fees Paid to LMPFA 8/1/2006 – 8/31/2006

Institutional Liquid Reserves	0.11%	0.00%
Institutional Cash Reserves	0.12%	0.11%
Institutional U.S. Treasury Reserves	0.17%	0.21%
Institutional Tax Free Reserves	0.17%	0.14%

Institutional Liquid Reserves pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

Institutional Cash Reserves pays management fees of 0.20% of the Fund’s average daily net assets.

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Institutional U.S. Treasury Reserves pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

Institutional Tax Free Reserves pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.300% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of each Fund’s management agreement and subadvisory agreement is available in that Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information
The Funds’ Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Funds for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Funds’ Distributors.

The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Funds have adopted a 12b-1 plan for Class O shares of Institutional Cash Reserves, for Institutional Tax Free Reserves and for Class A shares of Institutional U.S. Treasury Reserves and Institutional Liquid Reserves under rule 12b-1 of the Investment Company Act of 1940. Each of the Funds other than Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves currently offers other classes of shares with different expense levels that are not offered through this prospectus.

The 12b-1 plan allows the applicable Fund (other than Citi Institutional Cash Reserves) to pay a monthly fee not to exceed 0.10% per year of the average daily net assets of the shares covered by the plan. The 12b-1 plan adopted by Citi Institutional Cash Reserves pertaining to Class O shares allows the Fund to pay a monthly fee not to exceed 0.60% per year of the average daily net assets of the shares covered by the plan. These fees may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional

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activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC

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censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Funds have not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Funds

The Funds’ goals, principal investments and risks are summarized in Funds At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

Each Fund’s principal investment strategies are the strategies that, in the opinion of its portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that any Fund will achieve its goals. Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. A Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

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Each Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund also complies with industry regulations that apply to money market funds. These regulations require that each Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of each Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Funds’ investments must be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be high quality, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after a Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Funds may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

What Are Money Market Instruments?
Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

Citi Institutional Liquid Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

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Citi Institutional Liquid Reserves and Citi Institutional Cash Reserves have adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Citi Institutional Cash Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although Citi Institutional Cash Reserves is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

Citi Institutional U.S. Treasury Reserves invests in U.S. Treasury bills, bonds, notes and receipts. Treasury receipts are interest coupons on other U.S. Treasury obligations. This Fund may also invest in short-term obligations of U.S. government agencies and instrumentalities, but only if the obligations are backed by the full faith and credit of the United States Treasury. The Fund’s investment goals and policies may be changed without a shareholder vote. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

Under normal market conditions, Citi Institutional Tax Free Reserves invests at least 80% of its assets in municipal obligations and participation or other interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. This policy may not be changed without a shareholder vote.

Subject to this 80% policy, Citi Institutional Tax Free Reserves may also invest in municipal obligations that are subject to federal alternative minimum tax. The Fund may also invest in taxable money market instruments, particularly if the after-tax return on those securities is greater than the return on municipal money market instruments. The Fund’s taxable investments will be comparable in quality to its municipal investments. Under normal circumstances, not more than 20% of the Fund’s assets are invested in taxable instruments. These investments would cause the amount of the Fund’s income that is

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subject to tax to increase. Except for its 80% policy, the Fund’s investment goals and policies may be changed without a shareholder vote.

Municipal obligations bought by the Fund must be rated in the highest two rating categories of nationally recognized rating agencies or determined by the Fund to be of comparable quality.

What Are Municipal Obligations?
Municipal obligations are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax, but is generally lower than the interest paid on taxable securities.

Longer term municipal obligations (municipal bonds) generally are issued to raise funds for construction or to retire previous debt. Short-term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

Citi Institutional Tax Free Reserves may invest in both “general obligation” securities, which are backed by the full faith, credit and taxing power of the issuer, and in “revenue” securities, which are payable only from revenues from a specific project or another revenue source. The Fund also may invest in private activity bonds, which fund privately operated industrial facilities. Payment on these bonds generally is made from payments by the operators of the facilities and is not backed by the taxing authority of the issuing municipality. The Fund may invest in municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Citi Institutional Tax Free Reserves may purchase municipal obligations under arrangements (called stand-by commitments) where it can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

Citi Institutional Tax Free Reserves may concentrate in participation interests issued by banks and other financial institutions and/or backed by bank obligations. This means that the Fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Citi Institutional Tax Free Reserves may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable

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money market instruments, and may not be pursuing its investment objectives.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, each Fund could reduce the number of its outstanding shares. For example, a Fund could do this if there were a default on an investment held by the Fund, if expenses exceed the Fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in a Fund, you agree to this reduction should it become necessary.

Investment Structure. The Funds do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each Fund in this Prospectus include the underlying fund. Each Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual funds as Institutional Cash Reserves, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves and Institutional Tax Free Reserves. These other funds may have lower expenses, and correspondingly higher performance, than Institutional Cash Reserves, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves, or Institutional Tax Free Reserves, respectively.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Funds. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings
Each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

31

Financial Highlights

The financial highlights table is intended to help you understand Citi Institutional Liquid Reserves’ financial performance for the past five fiscal years. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request. The information in the following table for the fiscal years ended August 31, 2002, 2003 and 2004 has been audited by other independent registered public accountants.

Citi Institutional Liquid Reserves — Class A

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,

	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.025		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income from Operations	0.044		0.025		0.010		0.013	0.022

Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.49%		2.50%		1.03%		1.31%	2.26%

Net Assets, End of Year (millions)	$10,261		$22,459		$17,849		$22,656	$27,835

Ratios to Average Net Assets:
Gross expenses(3)	0.31%		0.38%		0.38%		0.38%	0.43%
Net expenses(3)(4)(5)	0.13		0.15		0.16		0.18	0.20
Net investment income	4.25		2.53		1.03		1.32	2.18

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class A shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

32

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Institutional Cash Reserves’ financial performance for the past three fiscal years and the period from September 10, 2002 (when Class O shares commenced operations) to August 31, 2003. Certain information reflects financial results for a single Class O share. The total returns in the table represent the rate that an investor would have earned on an investment in Class O shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves — Class O

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,

	2006		2005		2004	2003(1)

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.025		0.010	0.012
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	—	—

Total Income from Operations	0.044		0.025		0.010	0.012

Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)	(0.012)

Total Distributions	(0.044)		(0.025)		(0.010)	(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000

Total Return(3)	4.52%		2.49%		1.02%	1.22%

Net Assets, End of Year (millions)	$3,084		$2,809		$2,896	$1,238

Ratios to Average Net Assets:
Gross expenses(4)	0.84%		0.84%		0.85%	0.93	%(5)
Net expenses(4)(6)(7)	0.15		0.15		0.15	0.15	(5)
Net investment income	4.43		2.45		1.03	1.12	(5)

(1)	For the period September 10, 2002 (commencement of operations) to August 31, 2003.
(2)	Amount represents less than $0.001 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on September 10, 2002.
(5)	Annualized.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets of Class O shares did not exceed 0.15%.
(7)	Reflects fee waivers and/or expense reimbursements.

33

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Institutional U.S. Treasury Reserves’ financial performance for the past five fiscal years. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional U.S. Treasury Reserves — Class A

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,

	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Income From Operations:
Net investment income	0.040		0.021		0.008		0.010		0.019
Net realized gain	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	—

Total Income From Operations	0.040		0.021		0.008		0.010		0.019

Less Distributions From:
Net investment income	(0.040)		(0.021)		(0.008)		(0.010)		(0.019)
Net realized gain	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	—

Total Distributions	(0.040)		(0.021)		(0.008)		(0.010)		(0.019)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(2)	4.11%		2.11%		0.77%		1.05%		1.91%

Net Assets, End of Year (000s)	$1,009,627		$574,008		$836,904		$772,688		$830,670

Ratios to Average Net Assets:
Gross expenses(3)	0.38%		0.43%		0.41%		0.43%		0.55%
Net expenses(3)(4)(5)	0.20		0.25		0.25		0.25		0.25
Net investment income	4.11		2.00		0.77		1.05		1.83

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.20%. Prior to August 15, 2005, the voluntary expense limitation was 0.25%.
(5)	Reflects fee waivers and/or expense reimbursements.

34

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Institutional Tax Free Reserves’ financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Tax Free Reserves

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,

	2006	2005	2004	2003		2002

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Income From Operations:
Net investment income	0.030	0.018	0.008	0.011		0.016
Net realized gain (loss)(1)	(0.000)	(0.000)	(0.000)	(0.000)		0.000

Total Income From Operations	0.030	0.018	0.008	0.011		0.016

Less Distributions From:
Net investment income	(0.030)	(0.018)	(0.008)	(0.011)		(0.016)
Net realized gain	—	—	—	(0.000	)(1)	—

Total Distributions	(0.030)	(0.018)	(0.008)	(0.011)		(0.016)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return(2)	3.00%	1.83%	0.83%	1.07%		1.62%

Net Assets, End of Year (millions)	$1,297	$1,853	$1,051	$976		$913

Ratios to Average Net Assets:
Gross expenses(3)	0.38%	0.45%	0.46%	0.47%		0.56%
Net expenses(3)(4)(5)	0.20	0.20	0.23	0.25		0.25
Net investment income	2.94	1.93	0.82	1.03		1.50

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.20%. Prior to April 27, 2004 the voluntary expense limitation was 0.25%.
(5)	Reflects fee waivers and/or expense reimbursements.

35

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about a Fund’s investments is available in that Fund’s Annual and Semi-Annual Reports to Shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund’s performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

 The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 02404 12/06

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

Prospectus

CitiSM Institutional Liquid Reserves

CLASS A SHARES

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

Citi Institutional Liquid Reserves is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

4

Citi Institutional Liquid Reserves

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see More About The Fund on page 15.

Fund Goal
The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

5

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

6

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns for the Fund’s Class A shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class A shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund has authorized three classes of shares. Only Class A shares are offered by this prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL LIQUID RESERVES
Annual Total Returns — Class A

As of September 30, 2006, the Class A shares had a year-to-date return of 3.61%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class A		Quarter Ending
Highest	1.65%	9/30/00
Lowest	0.24%	6/30/04

Average Annual Total Returns
as of December 31, 2005

	1 Year	5 Years	10 Years
Class A Shares	3.20%	2.34%	4.00%
iMoneyNet
1st Tier
Institutional Taxable
Money Market
Funds Average	2.92%	2.08%	3.79%

7

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses that are deducted from Fund assets

Management Fees(2)	0.18%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.03%

Total Annual Operating Expenses*	0.31%

*	Because of voluntary waivers and/or reimbursements actual total operating expenses are not expected to exceed:	0.20%

	These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

(2)	The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Liquid Reserves	1 Year	3 Years	5 Years	10 Years

Class A Shares	$32	$100	$174	$394

8

Your Account

How To Buy Shares

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Class A shares may be purchased from the Fund’s distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a service agreement with the distributor concerning the Fund (called Service Agents). For more information, or to purchase Class A shares directly from the Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. The Fund and the distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s co-transfer agent.

How The Price Of Your Shares Is Calculated
The Fund calculates its net asset value (NAV) at 4:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares
You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the co-transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s co-transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption

9

request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the co-transfer agent after 4:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges
Shares may be exchanged for shares of any other Fund offered in the CitiFunds® family (primarily money market funds). You may place exchange orders through the co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The co-transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

Frequent Purchases And Redemptions Of Fund Shares
Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and

10

redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

Dividends
The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation Of Distributions. You normally will have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State And Local Taxes. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation Of Transactions. If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders. The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

11

Backup Withholding. The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.11% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.00% of the Fund’s average daily net assets after waivers.

The Fund pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

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Other Information
The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

The Fund offers other classes of shares with different expense levels. Only Class A shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of Class A shares.

The Fund has adopted a 12b-1 plan for Class A shares under rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets represented by Class A shares. This fee may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating

13

to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected

14

a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Fund

The Fund’s goals, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Fund’s principal investment strategies are strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve the Fund’s investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risk. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term ratings categories by nationally recognized ratings agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality. The Fund has adopted investment policies that are more restrictive than the regulations. The investment policies require that all of the Fund’s investments be in U.S. dollar-denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized rating agencies, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically

15

structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

What Are Money Market Instruments?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses exceed the Fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher perfor-

16

mance, than Class A shares of Citi Institutional Liquid Reserves.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings
The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand Citi Institutional Liquid Reserves’ financial performance for the past 5 years. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The information in the following table for the fiscal years ended August 31, 2002, 2003 and 2004 were audited by other independent registered public accountants.

Citi Institutional Liquid Reserves

For a share of beneficial interest outstanding throughout each year ended August 31,

Class A	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.025		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income from Operations	0.044		0.025		0.010		0.013	0.022

Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.49%		2.50%		1.03%		1.31%	2.26%

Net Assets, End of Year (millions)	$10,261		$22,459		$17,849		$22,656	$27,835

Ratios to Average Net Assets:
Gross expenses(3)	0.31%		0.38%		0.38%		0.38%	0.43%
Net expenses(3)(4)(5)	0.13		0.15		0.16		0.18	0.20
Net investment income	4.25		2.53		1.03		1.32	2.18

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class A shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 03310 12/06

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

SVB Securities

Liquid Reserves Shares

a class of

CitiSM Institutional Liquid Reserves

PROSPECTUS

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.
Any statement to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The Federal Deposit Insurance Corporation
does not insure these investments.

These investments are not bank deposits or obligations of
Silicon Valley Bank or guaranteed by Silicon Valley Bank.

These investments are subject to investment risks,
including possible loss of principal and interest.

Fund at a Glance
SVB Securities Liquid Reserves Shares are shares of a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

This summary briefly describes the Fund and the principal risks of investing in it. For more information, see More About the Fund on page 12.

FUND GOAL
The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS
Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived cred-itworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

4

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s SVB Securities Liquid Reserves Shares for the calendar years indicated. The table compares the average annual returns for the Fund’s SVB Securities Liquid Reserves Shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund offers two other classes of shares, but only SVB Securities Liquid Reserves Shares are offered through this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

5

As of September 30, 2006, SVB Securities Liquid Reserves
Shares had a year-to-date return of 3.26%.

FUND’S HIGHEST AND LOWEST RETURNS
For Calendar Quarters Covered by the Bar Chart

SVB Securities Liquid Reserves Shares		Quarter Ending

Highest	1.37%	3/31/01

Lowest	0.14%	6/30/04

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2005

			Since Inception
	1 Year	5 Years	of Class

SVB Securities Liquid Reserves Shares	2.75%	1.93%	2.44%*

iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	2.92%	2.08%	**

*	SVB Securities Liquid Reserves Shares commenced operations on April 24, 2000.
**	Information regarding performance for this period is not available.

6

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold SVB Securities Liquid Reserves Shares.

SHAREHOLDER FEES
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

ANNUAL FUND OPERATING EXPENSES[1]
Expenses That Are Deducted From Fund Assets

Management Fees[2]	0.18%

Distribution (12b-1) Fees (includes service fees)	0.45%

Other Expenses	0.02%

Total Annual Operating Expenses*	0.65%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.60%

	These fee waivers and reimbursements may be reduced or terminated at any time.

[1]

The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]	As of October 1, 2005, the Management Fee was revised from 0.25% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE
This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and fee reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

SVB Securities Liquid Reserves Shares	$66	$208	$362	$810

7

Your Account

HOW TO BUY SHARES
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. SVB Securities Liquid Reserves Shares may be purchased by customers of SVB Securities from the Fund’s Distributors or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with a Distributor concerning the Fund. You pay no sales charge (load) to invest in the Fund. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund’s transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED
The Fund calculates its net asset value (NAV) at 4:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 4:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

The Fund may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

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EXCHANGES
There are currently no exchange privileges in effect with respect to SVB Securities Liquid Reserves Shares. However, in the future, you may be able to exchange your shares of the Fund for shares of certain other funds that are made available by your Service Agent. Your Service Agent will provide you with more information about available funds, including a prospectus for any fund to be acquired through an exchange. If your account application allows, you may arrange the exchange by telephone.

There is no sales charge on shares you get through an exchange.

The exchange privilege, if implemented, may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

DIVIDENDS
The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gains dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income”, which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding

9

rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Management of the Fund

MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

MANAGEMENT FEES

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.11% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.00% of the Fund’s average daily net assets after waivers.

The Fund pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

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A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvi-sory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

OTHER INFORMATION
The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

DISTRIBUTION ARRANGEMENTS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Asset Management (“CAM”) serve as the fund’s Distributors.

The Fund offers other classes of shares with different expense levels. Only SVB Securities Liquid Reserves Shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan for SVB Securities Liquid Reserves Shares under rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund may pay a monthly fee not to exceed 0.45% per year of the average daily net assets represented by SVB Securities Liquid Reserves Shares. This fee may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when

11

proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About the Fund
The Fund’s goals, principal investments and risks are summarized in Fund at a Glance. More information on investments and investment strategies appears below.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies are strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve the Fund’s investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risk. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term ratings categories by nationally recognized ratings agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality. The Fund has adopted investment policies that are more restrictive than the regulations. The investment policies require that all of the Fund’s investments be in U.S. dollar-denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized rating agencies, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

WHAT ARE MONEY MARKET INSTRUMENTS?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25%

13

of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Liquid Reserves Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

The Fund. SVB Securities Liquid Reserves Shares are a class of shares of Citi Institutional Liquid Reserves.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single SVB Securities Liquid Reserves share. The total returns in the table represent the rate that an investor would have earned on an investment in SVB Securities Liquid Reserves shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The Fund’s financial statements for the fiscal years ended August 31, 2002, 2003 and 2004 had been audited by other independent registered public accountants.

Citi Institutional Liquid Reserves
SVB Securities Liquid Reserves Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.039		0.020		0.006		0.009	0.018
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income From Operations	0.039		0.020		0.006		0.009	0.018

Less Distributions From:
Net investment income	(0.039)		(0.020)		(0.006)		(0.009)	(0.018)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.039)		(0.020)		(0.006)		(0.009)	(0.018)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.02%		2.06%		0.63%		0.91%	1.86%

Net Assets, End of Year (millions)	$162		$208		$213		$286	$491

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(3)	0.65%		0.73%		0.73%		0.73%	0.75%
Net expenses(3)(4)(5)	0.57		0.58		0.56		0.58	0.60
Net investment income	3.91		2.02		0.62		0.94	1.97

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of SVB Liquid Reserves shares did not exceed 0.60%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-303-7371, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 02407 12/06

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Filed under Rule 497(c)
File Nos. 33-49552
811-6740

SVB Securities

Institutional Liquid Reserves Shares

a class of

CitiSM Institutional Liquid Reserves

PROSPECTUS

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.
Any statement to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The Federal Deposit Insurance Corporation
does not insure these investments.

These investments are not bank deposits or obligations of
Silicon Valley Bank or guaranteed by Silicon Valley Bank.

These investments are subject to investment risks,
including possible loss of principal and interest.

Fund at a Glance
SVB Securities Institutional Liquid Reserves Shares are shares of a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

This summary briefly describes the Fund and the principal risks of investing in it. For more information, see
More About the Fund on page 12.

FUND GOAL
The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS
Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

4

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s SVB Securities Institutional Liquid Reserves Shares total returns for the calendar years indicated. The table compares the average annual returns for the Fund’s SVB Securities Institutional Liquid Reserves Shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund offers two other classes of shares, but only SVB Securities Institutional Liquid Reserves Shares are offered in this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

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Calendar Year Ended December 31

As of September 30, 2006, SVB Securities Institutional Liquid
Reserves Shares had a year-to-date return of 3.54%.

FUND‘S HIGHEST AND LOWEST RETURNS
For Calendar Quarters Covered by the Bar Chart

SVB Securities Institutional Liquid Reserves Shares		Quarter Ending

Highest	0.97%	12/31/05

Lowest	0.23%	6/30/04

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2005
	1 Year	Since Inception of Class

SVB Securities Institutional Liquid Reserves Shares	3.12%	2.00	%*

iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	2.92%	**

*	SVB Securities Institutional Liquid Reserves Shares commenced operations on June 5, 2001.

**	Information regarding performance for this period is not available.

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Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold SVB Securities Institutional Liquid Reserves Shares.

SHAREHOLDER FEES
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

ANNUAL FUND OPERATING EXPENSES[1]
Expenses That Are Deducted From Fund Assets

Management Fees[2]	0.18%

Distribution (12b-1) Fees (includes service fees)	0.10%

Other Expenses	0.02%

Total Annual Operating Expenses*	0.30%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.24%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

[1]

The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]	As of October 1, 2005, the Management Fee was revised from 0.25% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE
This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and fee reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

SVB Securities Institutional Liquid Reserves Shares	$31	$97	$169	$381

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Your Account

HOW TO BUY SHARES
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. SVB Securities Institutional Liquid Reserves Shares may be purchased by customers of SVB Securities from the Fund’s Distributors or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with a Distributor concerning the Fund. You pay no sales charge (load) to invest in the Fund. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund’s transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED

The Fund calculates its net asset value (NAV) at 4:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 4:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

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EXCHANGES

There are currently no exchange privileges in effect with respect to SVB Securities Institutional Liquid Reserves Shares. However, in the future, you may be able to exchange your shares of the Fund for shares of certain other funds that are made available by your Service Agent. Your Service Agent will provide you with more information about available funds, including a prospectus for any fund to be acquired through an exchange. If your account application allows, you may arrange the exchange by telephone.

There is no sales charge on shares you get through an exchange.

The exchange privilege, if implemented, may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

DIVIDENDS

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income”, which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund tax-

9

able years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Management of the Fund

MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

MANAGEMENT FEES

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.11% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.00% of the Fund’s average daily net assets after waivers.

The Fund pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

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OTHER INFORMATION

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

DISTRIBUTION ARRANGEMENTS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s Distributors.

The Fund offers other classes of shares with different expense levels. Only SVB Securities Institutional Liquid Reserves Shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan for SVB Securities Institutional Liquid Reserves Shares under rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets represented by SVB Securities Institutional Liquid Reserves Shares. This fee may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment

11

advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About the Fund

The Fund’s goals, principal investments and risks are summarized in Fund at a Glance. More information on investments and investment strategies appears below.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies are strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve the Fund’s investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

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The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risk. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term ratings categories by nationally recognized ratings agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality. The Fund has adopted investment policies that are more restrictive than the regulations. The investment policies require that all of the Fund’s investments be in U.S. dollar-denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized rating agencies, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

WHAT ARE MONEY MARKET INSTRUMENTS?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

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Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Institutional Liquid Reserves Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

The Fund. SVB Securities Institutional Liquid Reserves Shares are a class of shares of Citi Institutional Liquid Reserves.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single SVB Securities Institutional Liquid Reserves Share. The total returns in the table represent the rate that an investor would have earned on an investment in SVB Securities Institutional Liquid Reserves Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The Fund’s financial statements for the fiscal years ended August 31, 2002, 2003 and 2004 were audited by other independent registered public accountants.

Citi Institutional Liquid Reserves

SVB Securities Institutional Liquid Reserves Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

SVB Institutional Liquid Reserves Shares	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.043		0.024		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income From Operations	0.043		0.024		0.010		0.013	0.022

Less Distributions From:
Net investment income	(0.043)		(0.024)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.043)		(0.024)		(0.010)		(0.013)	(0.022)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.39%		2.43%		1.00%		1.27%	2.22%
Net Assets, End of Year (millions)	$3,478		$3,331		$2,485		$2,180	$2,799
Ratios to Average Net Assets:
Gross expenses(3)	0.30%		0.38%		0.38%		0.38%	0.40%
Net expenses(3)(4)(5)	0.22		0.22		0.20		0.22	0.24
Net investment income	4.31		2.45		0.99		1.28	2.11

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of SVB Institutional Liquid Reserves shares did not exceed 0.24%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-303-7371, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 02406 12/06

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

Prospectus

CitiSM Institutional Cash Reserves

CLASS I SHARES

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

CitiSM Institutional Cash Reserves is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

4

Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About The Fund on page 15.

Fund Goal
The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default

5

on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

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Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class L shares for the calendar years indicated. The table compares the average annual returns for Class L shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average. The chart and table show the performance of the Fund’s Class L shares because the Fund’s Class I shares did not have any shares outstanding as of December 31, 2005.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class I Shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES
Annual Total Returns — Class L*

As of September 30, 2006, the Class L shares had a year-to-date return of 3.61%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class L*		Quarter Ending
Highest	1.63%	9/30/00
Lowest	0.23%	3/31/04

Average Annual Total Returns
As of December 31, 2005

Class L*	1 Year 3.14%	5 Years 2.22%	Since Inception 3.54%**
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	2.09%	***

*

Class L shares are not offered in this Prospectus. Class L shares and Class I shares are invested in the same portfolio of securities, but Class I shares are expected to have higher expenses and would have correspondingly lower annual returns.

**	Class L commenced operations on October 17, 1997.
***	Information regarding performance for this period is not available.

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Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table
Shareholder Fees – Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Class I
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.35%
Other Expenses	0.04%

Total Annual Operating Expenses*	0.59%

* Because of voluntary waivers and/or reimbursements actual total operating expenses are expected to be:	0.45%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

Based on estimated amounts for the current fiscal year. The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The table reflects the expenses of both the Fund and Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years

Class I Shares	$60	$189	$329	$738

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Your Account

How To Buy Shares
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Class I shares may be purchased from the Fund’s Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from the Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

How The Price Of Your Shares Is Calculated
The Fund calculates its net asset value (NAV) at 5:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 5:00 p.m., on the next business day. However, if Fedwire or the applicable

9

Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio which could detract from the Fund’s performance.

United Kingdom Investors
The Fund has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in the Fund are not covered by the Financial Services Compensation Scheme.

The Fund’s Facilities Agent is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

Dividends
Each business day when the Fund determines its NAV it calculates its net income and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day

10

your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation Of Distributions: You normally will have to pay federal income tax, and any state or local taxes, on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation Of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays to you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to pay-

11

ments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.12% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.11% of the Fund’s average daily net assets after waivers.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information
The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

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The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan under rule 12b-1 under the Investment Company Act of 1940 pertaining to Class I shares. The 12b-1 plan allows the Fund to pay the Distributors, Service Agents or others a monthly fee as a percentage of the average daily net assets represented by Class I shares, at an annual rate not to exceed 0.35%.

These fees may be used to make payments to the Distributors for distribution services, and to Service Agents or others as compensation for the sale of Fund shares, for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plans are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified

13

amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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More About The Fund

The Fund’s goals, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality.

The Fund has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obliga-

15

What Are Money Market Instruments?

Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government; or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debts), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

tions of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in the underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than the Class I Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sec-

16

tors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings
The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

Class I shares are not currently outstanding. The Fund has offered Class L shares since October 17, 1997. The table below shows the financial highlights for Class L shares. Class L and Class I shares invest in the same portfolio of securities, but Class I shares are expected to have higher expenses.

 The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Class L share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

CitiSM Institutional Cash Reserves

Class L Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004	2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.024		0.010	0.012	0.020
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.044		0.024		0.010	0.012	0.020

Less Distributions From:
Net investment income	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)

Total Distributions	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.47%		2.44%		0.97%	1.24%	1.98%

Net Assets, End of Year (millions)	$516		$579		$673	$867	$1,018

Ratios to Average Net Assets:
Gross expenses(3)	0.34%		0.34%		0.35%	0.42%	0.38%
Net expenses(3)(5)	0.20	(4)	0.20	(4)	0.20 (4)	0.20 (4)	0.25
Net investment income	4.37		2.40		0.96	1.24	1.90

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class L shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792 toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: 1-(202)-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 03102 12/06

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

Prospectus

CitiSM Institutional Cash Reserves

CLASS L SHARES

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

CitiSM Institutional Cash Reserves is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

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Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About the Fund on page 15.

Fund Goal
The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the

5

perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

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Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class L shares for the calendar years indicated. The table compares the average annual returns for Class L shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class L Shares are offered by this prospectus. You should note that the performance of a class may vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES
Annual Total Returns — Class L

As of September 30, 2006, the Class L shares had a year-to-date return of 3.61%.

Fund’s Highest and Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class L		Quarter Ending
Highest	1.63%	9/30/00
Lowest	0.23%	3/31/04

Average Annual Total Returns
As of December 31, 2005

			Since
	1 Year	5 Years	Inception
Class L	3.14%	2.22%	3.54%*
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	2.09%	**

*	Class L commenced operations on October 17, 1997.

**	Information regarding performance for this period is not available.

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Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class L shares of the Fund.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Class L
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.04%

Total Annual Operating Expenses*	0.34%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.20%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.
(1)

The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The table reflects the direct expenses of the Fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years

Class L Shares	$35	$109	$191	$431

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Your Account

How To Buy Shares
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Class L shares may be purchased from the Fund’s Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from the Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

How The Price Of Your Shares Is Calculated
The Fund calculates its net asset value (“NAV”) at 5:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 5:00 p.m.,

9

on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

United Kingdom Investors
The Fund has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in the Fund are not covered by the Financial Services Compensation Scheme.

The Fund’s Facilities Agent is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

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Dividends
Each business day when the Fund determines its NAV it calculates its net income and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation of Distributions: You normally will have to pay federal income tax, and any state or local taxes, on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder

11

is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays to you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.12% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.11% of the Fund’s average daily net assets after waivers.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materi-

12

als describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan under rule 12b-1 under the Investment Company Act of 1940 pertaining to Class L shares. The 12b-1 plan allows the Fund to pay the Distributors, Service Agents or others a monthly fee as a percentage of the average daily net assets represented by Class L shares, at an annual rate not to exceed 0.10%.

These fees may be used to make payments to the Distributors for distribution services, and to Service Agents or others as compensation for the sale of Fund shares, for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plans are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially

13

less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset

14

management business, including SBFM, to Legg Mason.

More About The Fund

The Fund’s goals, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or

What are Money Market Instruments?
Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debts), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality.

The Fund has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

15

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in the underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than the Class L Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the

16

portfolio managers select optimal interest rates and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as credit-worthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings
The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves
Class L Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004	2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.024		0.010	0.012	0.020
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.044		0.024		0.010	0.012	0.020

Less Distributions From:
Net investment income	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)

Total Distributions	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.47%		2.44%		0.97%	1.24%	1.98%

Net Assets, End of Year (millions)	$516		$579		$673	$867	$1,018

Ratios to Average Net Assets:
Gross expenses(3)	0.34%		0.34%		0.35%	0.42%	0.38%
Net expenses(3)(5)	0.20	(4)	0.20	(4)	0.20 (4)	0.20 (4)	0.25
Net investment income	4.37		2.40		0.96	1.24	1.90

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class L shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792 toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: 1-(202)-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 03103 12/06

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

SVB Securities

Horizon Shares

a class of

CitiSM Institutional Cash Reserves

PROSPECTUS

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The Federal Deposit Insurance Corporation
does not insure these investments.

These investments are not bank deposits or obligations of
Silicon Valley Bank or guaranteed by Silicon Valley Bank.

These investments are subject to investment risks,
including possible loss of principal and interest.

Fund at a Glance

SVB Securities Horizon Shares are shares of a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

This summary briefly describes the Fund and the principal risks of investing in it. For more information, see More About the Fund on page 12.

FUND GOAL

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS

Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

4

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s SVB Securities Horizon Shares for the calendar years indicated. The table compares the average annual returns for the Fund’s SVB Securities Horizon Shares to the performance of the iMoneyNet, Inc. AAA-rated 1st Tier Institutional Money Market Funds Average.

The Fund has authorized five classes of shares. Only SVB Securities Horizon Shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

5

As of September 30, 2006, SVB Securities Horizon Shares had a
year-to-date return of 3.51%.

FUND’S HIGHEST AND LOWEST RETURNS
For Calendar Quarters Covered by the Bar Chart

SVB Securities Horizon Shares	Quarter Ending

Highest 0.95%	12/31/05

Lowest 0.13%	12/31/02

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2005

		Since Inception
	1 Year	of Class

SVB Securities Horizon Shares	3.03%	1.51%*

iMoney Net, Inc. AAA-Rated 1st Tier Institutional Money Market Funds Average	2.96%	**

*	SVB Securities Horizon Shares commenced operations on June 1, 2001.
**	Information regarding performance for this period is not available.

6

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold SVB Securities Horizon Shares.

SHAREHOLDER FEES
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

ANNUAL FUND OPERATING EXPENSES[1]
Expenses That Are Deducted From Fund Assets

Management Fees	0.20%

Distribution (12b-1) Fees (includes service fees)	0.27%

Other Expenses	0.04%

Total Annual Operating Expenses*	0.51%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.35%
	These voluntary fee waivers and reimbursements may be reduced or terminated at any time.
[1]	The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. This table reflects the expenses of both the Fund and Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

SVB Securities Horizon Shares	$52	$164	$285	$640

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Your Account

HOW TO BUY SHARES
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. SVB Securities Horizon Shares may be purchased by customers of SVB Securities from the Fund’s Distributors or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with a Distributor concerning the Fund.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. If you pay by check, your order is effective when the check clears. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED
The Fund calculates its net asset value (NAV) at 5:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 5:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

The Fund may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

8

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

DIVIDENDS
The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation of Distributions: You normally will have to pay federal income tax, and any state or local taxes, on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income”, which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for

9

failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Management of the Fund

MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

MANAGEMENT FEES

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.12% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.11% of the Fund’s average daily net assets after waivers.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

OTHER INFORMATION
The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

DISTRIBUTION ARRANGEMENTS
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

10

The Fund offers other classes of shares with different expense levels. Only SVB Securities Horizon Shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan for SVB Securities Horizon Shares under Rule 12b-1 of the Investment Company Act of 1940 which permits payments on an annual basis not to exceed, in the aggregate, 0.27% of the average daily net assets represented by the Shares. The fees payable under the plan may be used to pay the Distributors, Service Agents or others a fee for providing personal services or the maintenance of shareholder accounts, and to pay compensation for the sale of the Shares, as well as for advertising, marketing or other promotional activities in connection with the sale of the Shares. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil

11

money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About the Fund

The Fund’s goals, principal investments and risks are summarized in Fund at a Glance. More information on investments and investment strategies appears below.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments must be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered a high quality security under the regulations, the security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion be of comparable quality.

The Fund has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer)

12

must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

WHAT ARE MONEY MARKET INSTRUMENTS?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests in securities through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in the underlying fund at any time, and will do so if the Fund’s trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Horizon Shares.

13

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

The Fund. SVB Securities Horizon Shares are a class of shares of Citi Institutional Cash Reserves.

14

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single SVB Securities Horizon share. The total returns in the table represent the rate that an investor would have earned on an investment in SVB Securities Horizon shares of the Fund (assuming reinvestment of all dividends and distributions). This information have been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves
SVB Securities Horizon Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004	2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.043		0.023		0.009	0.008	0.010
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.043		0.023		0.009	0.008	0.010

Less Distributions From:
Net investment income	(0.043)		(0.023)		(0.009)	(0.008)	(0.010)

Total Distributions	(0.043)		(0.023)		(0.009)	(0.008)	(0.010)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.35%		2.34%		0.87%	0.75%	1.02%

Net Assets, End of Year (000s)	$446,632		$183,230		$107,426	$118,150	$9

Ratios to Average Net Assets:
Gross expenses(3)	0.51%		0.51%		0.52%	0.59%	1.33%
Net expenses(3)(5)	0.32	(4)	0.30	(4)	0.30 (4)	0.42	1.20
Net investment income	4.42		2.37		0.88	0.81	0.95

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.

(4)

As a result of an expense limitation, the ratio of expenses to average net assets of Class SVB shares did not exceed 0.35% for the year ended August 31, 2006 and 0.30% for the years ended August 31, 2004 and 2005.

(5)	Reflects fee waivers and/or expense reimbursements.

15

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16

The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-303-7371, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 02408 12/06

17

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

P R O S P E C T U S

CITISM INSTITUTIONAL CASH RESERVES

CLASS S SHARES

CITISM PREMIUM LIQUID RESERVES

CITISM PREMIUM U.S. TREASURY RESERVES

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Funds At A Glance

Each of the Funds described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Funds try to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Each Fund has its own goals and investment strategies and each offers a different mix of investments. Of course, there is no assurance that a Fund will achieve its investment goals.

4

Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 22.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the

5

perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

6

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class S shares for the calendar years indicated. The table compares the average annual returns for Class S shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class S shares are offered in this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES
Annual Total Returns — Class S

Calendar Year Ended December 31

As of September 30, 2006, the Class S shares had a year-to-date return of 3.49%.

Fund’s Highest and Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class S		Quarter Ending
Highest	1.59%	9/30/00
Lowest	0.19%	3/31/04

Average Annual Total Returns
As of December 31, 2005

	1 Year	5 Years	Since Inception
Class S	2.98%	2.06%	2.85%*
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	2.09%	**

*	Class S commenced operations on October 6, 1999.
**	Information regarding performance for this period is not available.

7

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class S shares of the Fund.

CITI INSTITUTIONAL CASH RESERVES

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Class S
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.25%
Other Expenses	0.04%

Total Annual Operating Expenses*	0.49%

*	Because of voluntary waivers and/or reimbursements actual total operating expenses are expected to be:	0.35%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The table reflects the direct expenses of the Fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years

Class S Shares	$ 50	$ 157	$ 274	$ 615

8

Citi Premium Liquid Reserves

This summary briefly describes Citi Premium Liquid Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 22.

Fund Goal
The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
Citi Premium Liquid Reserves invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Premium Liquid Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in high quality debt securities, meaning securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on

9

debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration in Bank Obligations. Citi Premium Liquid Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who May Want To Invest
You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Citi Premium Liquid Reserves if:

•	You’re seeking current income and a stabilized share price.

•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

•	You’re seeking higher returns than are usually available from U.S. Treasury money market funds.

Don’t invest in the Fund if:

•	You’re seeking long term growth of capital or high current income and you can tolerate daily share price fluctuation.

10

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet 1st Tier Taxable Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI PREMIUM LIQUID RESERVES
Annual Total Returns

Calendar Year Ended December 31

As of September 30, 2006, the Fund had a year-to-date return of 3.40%.

Fund’s Highest and Lowest Returns
For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.60%	12/31/00
Lowest	0.18%	6/30/04

Average Annual Total Returns
As of December 31, 2005

	1 Year	5 Years	10 Years

Citi Premium Liquid Reserves	2.95%	2.11%	3.77%
iMoneyNet 1st Tier Taxable Money Market Funds Average	2.46%	1.70%	3.43%

11

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CITI PREMIUM LIQUID RESERVES

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Management Fees	0.35%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.09%

Total Annual Operating Expenses*	0.54%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected
to exceed:	0.40%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Premium Liquid Reserves	1 Year	3 Years	5 Years	10 Years

	$ 55	$ 173	$ 302	$ 678

12

Citi Premium U.S. Treasury Reserves

This summary briefly describes Citi Premium U.S. Treasury Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 22.

Fund Goal
The Fund’s goal is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
Citi Premium U.S. Treasury Reserves under normal circumstances invests all of its assets in:

•	U.S. Treasury bills, notes and bonds;

•	Treasury receipts; and

•	Securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. Although Citi Premium U.S. Treasury Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

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Who May Want To Invest
You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Citi Premium U.S. Treasury Reserves if:

•	You’re seeking current income and a stabilized share price.

•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

•	You want the added safety of a fund that invests only in U.S. government securities.

Don’t invest in the Fund if:

•	You’re seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects certain fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI PREMIUM U.S. TREASURY RESERVES
Annual Total Returns

Calendar Year Ended December 31

As of September 30, 2006, the Fund had a year-to-date return of 3.14%.

Fund’s Highest and Lowest Returns
For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.49%	12/31/00
Lowest	0.12%	3/31/04

Average Annual Total Returns
As of December 31, 2005

	1 Year	5 Years	10 Years

Citi Premium U.S. Treasury Reserves	2.57%	1.79%	3.33%
iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average	2.37%	1.63%	3.20%

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Fund Fees And Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CITI PREMIUM U.S. TREASURY RESERVES

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Management Fees	0.35%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.08%

Total Annual Fund Operating Expenses*	0.53%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.45%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Premium U.S. Treasury Reserves	1 Year	3 Years	5 Years	10 Years

	$54	$170	$297	$665

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Your Account

How To Buy Shares
Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Shares may be purchased from the Funds’ Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from a Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. Each Fund and its Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that a Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with a Fund’s transfer agent.

How The Price Of Your Shares Is Calculated
Each Fund calculates its net asset value (“NAV”) every day the NYSE is open for trading.

•	Institutional Cash Reserves calculates its NAV at 5:00 p.m. Eastern time

•	Premium Liquid Reserves calculates its NAV at 4:00 p.m. Eastern time

•	Premium U.S. Treasury Reserves calculates its NAV at 2:00 p.m. Eastern time

On days when the financial markets in which the Funds invest close early, NAV may be calculated as of the earlier close of those markets. The Funds’ securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares
You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Funds’ transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

A redemption request is deemed received on a business day if it is received prior to the time at which the Fund calculates its NAV on that business day. The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the

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next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

For Citi Institutional Cash Reserves Only:

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which your redemption request is received, or if your redemption request is received by the transfer agent after 5:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day.

For All Other Funds: You will receive your redemption proceeds in federal funds normally on the business day on which your redemption request is received but, in any event, within seven days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges
Shares of each of the Funds other than Citi Institutional Cash Reserves may be exchanged for shares of any other Fund offered in the CitiFunds family (primarily money market funds). You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of each of the Funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in

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order to deter frequent purchases and redemptions of money market fund shares.

The Boards also believe that money market funds, such as the Funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of a Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

United Kingdom Investors (Institutional Cash Reserves Only)
Institutional Cash Reserves has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in Institutional Cash Reserves are not covered by the Financial Services Compensation Scheme.

The Facilities Agent for Institutional Cash Reserves is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

Dividends
Each Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Retirement Accounts
Your Service Agent can advise you about how investments in the Funds may be incorporated into your retirement plan.

Tax Matters
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation of Distributions: You normally have to pay federal income tax and any state or local taxes on any dividends and other distributions you receive from a Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another

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fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: Each Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by a Fund. For Fund taxable years beginning in 2006 and 2007, a Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from that Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from that Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Funds anticipate that substantially all distributions will be designated as interest-related dividends. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Funds

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Funds’ investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Funds as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

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Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Funds’ investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, CFM received, and for the period from August 1, 2006 through August 31, 2006, LMPFA received, the following fees as a percentage of average daily net assets after waivers:

Fund	Fees paid to CFM 9/1/2005- 7/31/2006	Fees paid to LMPFA 8/1/2006- 8/31/2006

Citi Institutional Cash Reserves	0.12%	0.11%
Citi Premium Liquid Reserves	0.21%	0.11%
Citi Premium U.S. Treasury Reserves	0.27%	0.33%

A discussion regarding the basis for the Board’s approval of each Fund’s management agreement and subadvisory agreement is available in that Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information
The Funds’ Boards have approved a number of initiatives designed to streamline and restructure the fund complex, and have authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of new Boards, the grouping of the Funds for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Funds’ Distributors.

The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

Each Fund has adopted a 12b-1 plan under rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan for each of Citi Premium Liquid Reserves and Citi Premium U.S. Treasury Reserves allows each Fund to pay its Distributors, Service Agents or others a monthly fee not to exceed 0.10% per year of the average daily net assets of the shares covered by the plan. The 12b-1 plan adopted by Citi Institutional Cash Reserves pertaining to Class S shares allows the Fund to pay to its Distributors, Service Agents or others a monthly fee not to exceed 0.25% per year of the average daily net assets of the shares covered by the plan. These fees may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or

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shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers.

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The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Funds have not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Funds

The Funds’ goals, principal investments and risks are summarized in Funds At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

Each Fund’s principal investment strategies are the strategies that, in the opinion of its portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that any Fund will achieve its goals. Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. A Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

Each Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund also complies with industry regulations that apply to money market funds. These regulations require that each Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of each Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the

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Funds’ investments must be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Funds may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

Citi Institutional Cash Reserves has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the

What Are Money Market Instruments?
Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Citi Institutional Cash Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S.

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Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although Citi Institutional Cash Reserves is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

Citi Premium Liquid Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Citi Premium Liquid Reserves also invests only in “first-tier” securities, which are securities rated in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. The Fund’s investment goals and policies may be changed without a shareholder vote.

Citi Premium U.S. Treasury Reserves invests in U.S. Treasury bills, bonds, notes and receipts. Treasury receipts are interest coupons on other U.S. Treasury obligations. This Fund may also invest in short-term obligations of U.S. government agencies and instrumentalities, but only if the obligations are backed by the full faith and credit of the United States Treasury. The Fund’s investment goals and policies may be changed without a shareholder vote. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, each Fund could reduce the number of its outstanding shares. For example, a Fund could do this if there were a default on an investment held by a Fund, if expenses exceed a Fund’s income, or if the investment declined significantly in value. If this happened, you would own fewer shares. By investing in a Fund, you agree to this reduction should it become necessary.

Investment Structure. The Funds do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Funds in this Prospectus include the underlying fund. Each Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. A Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that

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other funds invest in the same underlying mutual funds as Institutional Cash Reserves, Premium Liquid Reserves and Premium U.S. Treasury Reserves. These other funds may have lower expenses, and correspondingly higher performance, than Institutional Cash Reserves, Premium Liquid Reserves and Premium U.S. Treasury Reserves, respectively.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Funds. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual issuers within those sectors or industries to select securities for the investment portfolio.

Since the Funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings

Each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand Citi Institutional Cash Reserves’ financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Class S share. The total returns in the table represent the rate that an investor would have earned on an investment in Class S shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves — Class S

For a share of beneficial interest outstanding throughout each year ended August 31:

	Years Ended August 31,

	2006		2005		2004	2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.042		0.023		0.008	0.011	0.018
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.042		0.023		0.008	0.011	0.018

Less Distributions From:
Net investment income	(0.042)		(0.023)		(0.008)	(0.011)	(0.018)

Total Distributions	(0.042)		(0.023)		(0.008)	(0.011)	(0.018)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.32%		2.29%		0.82%	1.09%	1.83%

Net Assets, End of Year (millions)	$380		$482		$475	$289	$207

Ratios to Average Net Assets:
Gross expenses(3)	0.49%		0.49%		0.50%	0.57%	0.53%
Net expenses(3)(5)	0.35	(4)	0.35	(4)	0.35 (4)	0.35 (4)	0.40
Net investment income	4.16		2.29		0.82	1.04	1.75

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class S shares did not exceed 0.35%.
(5)	Reflects fee waivers and/or expense reimbursements.

26

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Premium Liquid Reserves’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The Fund’s financial statements for the fiscal years ended August 31, 2002, 2003 and 2004 were audited by other independent registered public accountants.

Citi Premium Liquid Reserves

For a share of beneficial interest outstanding throughout each year ended August 31:

	Years Ended August 31,

	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.041		0.022		0.008		0.011	0.020
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income From Operations	0.041		0.022		0.008		0.011	0.020

Less Distributions From:
Net investment income	(0.041)		(0.022)		(0.008)		(0.011)	(0.020)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.041)		(0.022)		(0.008)		(0.011)	(0.020)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.21%		2.25%		0.79%		1.09%	2.06%

Net Assets, End of Year (millions)	$518		$501		$950		$1,532	$1,313

Ratios to Average Net Assets:
Gross expenses(3)	0.54%		0.52%		0.50%		0.50%	0.59%
Net expenses(3)(4)(5)	0.39		0.40		0.40		0.40	0.40
Net investment income	4.13		2.10		0.78		1.07	2.03

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.40%.
(5)	Reflects fee waivers and/or expense reimbursements.

27

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Premium U.S. Treasury Reserves’ financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Premium U.S. Treasury Reserves

For a share of beneficial interest outstanding throughout each year ended August 31:

	Years Ended August 31,

	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Income From Operations:
Net investment income	0.038		0.019		0.006		0.008		0.017
Net realized gain	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	—

Total Income From Operations	0.038		0.019		0.006		0.008		0.017

Less Distributions From:
Net investment income	(0.038)		(0.019)		(0.006)		(0.008)		(0.017)
Net realized gain	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	—

Total Distributions	(0.038)		(0.019)		(0.006)		(0.008)		(0.017)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(2)	3.85%		1.90%		0.57%		0.85%		1.70%

Net Assets, End of Year (000s)	$215,707		$384,003		$390,847		$372,823		$724,108

Ratios to Average Net Assets:
Gross expenses(3)	0.53%		0.53%		0.53%		0.53%		0.64%
Net expenses(3)(4)(5)	0.45		0.45		0.45		0.45		0.45
Net investment income	3.70		1.83		0.56		0.91		1.67

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.45%.
(5)	Reflects fee waivers and/or expense reimbursements.

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[This Page Intentionally Left Blank]

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The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about a Fund’s investments is available in that Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund’s performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Numbers: 811-5812
811-6740	FD02405 12/06

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

Prospectus

CitiSM Institutional Enhanced Income Fund

CLASS I AND Y SHARES

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

Citi Institutional Enhanced Income Fund invests primarily in money market instruments and short-term debt securities denominated in U.S. dollars. Please note that the Fund is not a Money Market Fund, and is not subject to the strict rules that govern the quality, maturity and other features of securities that Money Market Funds may purchase. The Fund is designed to generate a higher yield than a money market fund, although there can be no assurance that this will be the case.

4

Citi Institutional Enhanced Income Fund

This summary briefly describes Citi Institutional Enhanced Income Fund and the principal risks of investing in it. For more information, see More About The Fund on page 18.

Fund Goal
The Fund’s goal is to provide its shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies
The Fund invests primarily in money market instruments and other short-term debt securities denominated in U.S. dollars. The Fund’s investments may include:

•	obligations of U.S. and non-U.S. banks;

•	corporate debt obligations and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations;

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada; and

•	mortgage-backed securities.

Under normal circumstances, the Fund’s assets will consist of money market instruments and other short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s), and other longer term debt obligations rated at least A3 by Moody’s or A- by Standard & Poor’s. Asset-backed securities purchased by the Fund will generally be rated Aaa by Moody’s or AAA by Standard & Poor’s. With respect to any type of security, the Fund may also invest in unrated securities that the Fund’s Subadviser determines are of comparable quality to rated securities in which the Fund might otherwise invest.

Unlike a money market fund, the Fund may invest in securities having a remaining maturity in excess of 397 days. The values of longer-term debt securities tend to fluctuate more in response to interest rates and other events than the values of shorter-term debt securities.

The average maturity of the Fund’s investments (on a dollar-weighted basis) usually will be one year or less. The Fund may invest in fixed rate obligations with final maturities of up to approximately three years from the date of acquisition, and floating rate obligations with final maturities of up to approximately five years from the date of acquisition.

Unlike a money market fund, the Fund will not attempt to maintain a stable net asset value per share, and may pursue investment strategies that cause the Fund’s net asset value per share to fluctuate.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks
Investing in a mutual fund involves risk. It is possible to lose money if you invest in the Fund.

5

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests primarily in short-term and floating rate instruments. As a result, the amount of income paid to you by the Fund may go up or down depending on variations in short-term interest rates. Investing in higher quality, shorter-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Interest Rate And Market Risk. A substantial portion of the Fund’s assets may be invested in fixed-income securities, the value of which tend to be particularly responsive to changes in interest rates. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income security can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income security can generally be expected to decline. A change in interest rates or a decline in the market value of a Fund investment or other market event could cause the value of an investment in the Fund, or its yield, to decline.

Credit Risk. It is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline. In addition, securities rated below the highest applicable rating category for debt obligations or comparable unrated securities may be more susceptible to the adverse effects of changes in circumstances and economic conditions affecting issuers’ creditworthiness than securities rated in the highest short-term rating category or comparable unrated securities. You should note that because the Fund may invest in longer term securities that are rated below the highest rating category for debt obligations or in unrated securities that the Subadviser determines are of comparable quality, the Fund is subject to greater credit risk than a money market fund.

Prepayment And Extension Risk. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the prepaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund’s share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Mortgage-backed securities, including collateralized mortgage obligations or CMOs, are particularly susceptible to prepayment risk and their prices may be more volatile than a security having no pre-payment option.

6

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to those in the U.S. and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Portfolio Selection. The success of the Fund’s investment strategy depends in large part on the investment process. The portfolio manager may fail to pick securities that perform well because the portfolio manager is unable to predict accurately the direction of interest rates or to assess other economic factors. In that case, you may lose money, or your investment may not do as well as an investment in another fixed income fund.

7

Fund Performance
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns for the Fund’s Class I shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class I shares to the performance of the Merrill Lynch 6-Month U.S. Treasury Bill Index.

The Fund has authorized two classes of shares, Class I shares and Class Y shares. Performance information for Class Y shares is not provided as this class has not yet commenced operations as of the date of this prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down.

CITI INSTITUTIONAL ENHANCED INCOME FUND

Annual Total Returns — Class I

                          Calendar Year Ended December 31

As of September 30, 2006, the Class I shares had a year-to-date return of 3.68%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class I		Quarter Ending
Highest	1.01%	12/31/05
Lowest	0.66%	3/31/05

Average Annual Total Returns as of December 31, 2005

	1 Year	Since Inception	Inception Date
Class I Shares
Return before taxes	3.45%	3.14%	09/23/04
Return after taxes on distributions(1)	2.23%	2.03%
Return after taxes on distributions and sale of fund shares(1)	2.23%	2.03%
Merrill Lynch 6-Month U.S. Treasury Bill Index(2)	3.10%	2.76%	09/23/04

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

(2)

Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities with maturities of six months, which securities are guaranteed as to the timely payment of interest and principal by the U.S. government. The Index does not reflect deductions for fees, expenses or taxes.

8

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

Shareholder Fees – Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

	Class I	Class Y
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees (includes service fees)	0.10%	0.25%
Other Expenses(2)	0.47%	0.47%

Total Annual Operating Expenses*	0.72%	0.87%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.05%	0.20%

	These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)	The Fund invests in securities through an underlying mutual fund, Institutional Enhanced Portfolio.
	This table reflects the direct expenses of the Fund and its allocated share of the expenses of Institutional Enhanced Portfolio.
(2)	The amounts set forth in “Other Expenses” for Class Y shares have been estimated based on expenses the Fund expects to incur during its current fiscal year.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;
•	you then sell all of your shares at the end of those periods;
•	you reinvest all dividends and distributions;
•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and
•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I Shares	$74	$231	$401	$896
Class Y Shares	$89	$277	$481	$1,072

9

Your Account

How To Buy Shares
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Shares may be purchased from the Fund’s distributors, financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). The Fund offers Class I and Class Y shares with different expense levels through this Prospectus. All share classes may not be made available by each Service Agent. For more information, or to purchase shares directly from the Fund, please call the Fund’s transfer agent at 1-800-331-1792.

In order to buy shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy shares to the transfer agent on a timely basis.

The Fund does not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.

Shares are purchased at net asset value the next time it is calculated after your order and the purchase price are received in proper form by the Fund. The Fund and its distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

How The Price Of Your Shares Is Calculated
The Fund calculates its net asset value (“NAV”) every day the NYSE is open for trading at the close of regular trading (normally 4:00 p.m., Eastern time). On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. NAV is calculated separately for each class of shares.

The Board of Trustees has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the Fund to the Manager.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange. The market price for debt obligations is generally the price supplied by an inde-

10

pendent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the market price may be determined, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. The Fund may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

How To Sell Shares
You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

In order for your redemption request to be deemed received on a business day and to receive that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to redeem shares to the transfer agent on a timely basis. Fund shares are redeemed without a sales charge.

You will receive your redemption proceeds in federal funds normally one business day after the business day on which your redemption request is received but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists.

11

The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes when you redeem shares.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges
Shares may be exchanged for shares of any other fund offered in the CitiFunds family. You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information.

In order to exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to exchange shares to the transfer agent on a timely basis.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes when you exchange shares.

Frequent Purchases And Redemptions Of Fund Shares
Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

12

Because of the potential harm to the Fund and its long term shareholders, the Board of Trustees of the Fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the Fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market timing, the Manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the Manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly when the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the Fund may not apply its

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policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Dividends
The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day after your purchase order becomes effective. You will receive dividends through the day your redemption order is received and accepted, but not on the following business day when your redemption proceeds will normally be paid. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

The Fund generally makes capital gain distributions, if any, once a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax.

Tax Matters
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation Of Distributions. You will normally have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

State And Local Taxes. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation Of Transactions. If you redeem or sell your shares of the Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Non-U.S. Shareholders. The Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments subject to such withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an

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applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph. Prospective investors should read the Fund’s account application for additional information regarding backup withholding of federal income tax.

Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

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Kevin Kennedy is portfolio manager of the Fund and has been responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception.

Kevin Kennedy is a portfolio manager of Western Asset. Previously, Mr. Kennedy was a portfolio manager of CFM from 1993-2006.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.01% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.04% of the Fund’s average daily net assets after waivers. CFM and LMPFA also reimbursed certain expenses of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information
The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan under rule 12b-1 of the Investment Company Act of 1940 pertaining to Class I and Class Y shares of the Fund. The 12b-1 plan allows the Fund to pay monthly service fees as a percentage of the average daily net assets represented by that class of shares, at an annual rate not to exceed the following:

Class I	0.10%
Class Y	0.25%

These fees may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

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In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the

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penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Fund

The Fund’s goal, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies
The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio manager, are most likely to be important in trying to achieve the Fund’s investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund invests primarily in U.S. dollar-denominated money market instruments and short-term debt securities. The average maturity of the investments held by the Fund (on a dollar-weighted basis) usually will be one year or less, unlike money market funds, which are required to invest in securities having an average maturity of 90 days or less. The Fund may invest in securities whose maturities exceed one year, and these securities may include fixed rate obligations with final maturities of up to approximately three years from the date of acquisition and floating rate obligations with final maturities of up to approximately five years from the date of acquisition.

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Under normal circumstances, the Fund’s assets will consist of money market instruments and other short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s), and other longer-term debt obligations rated at least A3 by Moody’s or A- by Standard & Poor’s. Asset-backed securities purchased by the Fund will generally be rated Aaa by Moody’s or AAA by Standard & Poor’s. With respect to any type of security, the Fund may also invest in unrated securities that the Subadviser, determines are of comparable quality to rated securities in which the Fund might otherwise invest.

The Fund’s investments may include obligations of U.S. and non-U.S. banks, commercial paper, asset-backed securities, short-term obligations of the U.S. government and its agencies and instrumentalities, repurchase agreements for these obligations, and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund’s investment goals and policies may be changed without a shareholder vote.

Portfolio Turnover. Securities of the Fund will be sold whenever the portfolio manager believes it is appropriate to do so in light of the Fund’s investment objective, without regard to the length of time a particular security may have been held. The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of the activity increases.

What Are Money Market Instruments?
Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

What Are Debt Securities?
Debt securities generally represent a debt obligation of an issuer, and include bonds, short-term obligations, mortgage-backed and asset-backed securities, and preferred stock. Debt securities, in general, offer a fixed stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is a secondary objective. The value of debt securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other market and credit factors.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

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Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than the Fund.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio manager uses a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio manager selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market. The portfolio manager then looks at individual companies within those sectors or industries to select securities for the investment portfolio.

Many of the Fund’s investments are held until maturity. The portfolio manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio manager may also sell a security if the portfolio manager believes the issuer is no longer creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio manager’s expectations concerning interest rates), or when the portfolio manager believes there is superior value in other market sectors or industries.

Portfolio Holdings
The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period shown with respect to Class I shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request. Class Y shares were not operational as of the fiscal year ended August 31, 2006.

Class I Shares

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006	2005(1)

Net Asset Value, Beginning of Year	$2.00	$2.00

Income From Operations:
Net investment income	0.09	0.05
Net realized gain (loss)	(0.01)	(0.00	)(2)

Total Income From Operations	0.08	0.05

Less Distributions From:
Net investment income	(0.09)	(0.05)
Net realized gain(2)	(0.00)	(0.00)

Total Distributions	(0.09)	(0.05)

Net Asset Value, End of Year	$1.99	$2.00

Total Return(3)	4.07%	2.65%

Net Assets, End of Year (000s)	$32,926	$72,478

Ratios to Average Net Assets:
Gross expenses(4)	0.72%	0.58	%(5)
Net expenses(4)(6)(7)	0.05	0.05	(5)
Net investment income	4.34	2.86	(5)

(1)	For the period September 23, 2004 (commencement of operations) to August 31, 2005.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Includes the Fund’s share of Institutional Enhanced Portfolio’s allocated expenses.
(5)	Annualized.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.05%.
(7)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

To obtain free copies of the SAI or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at: 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-6740	FD 03309 12/06

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

December 31, 2006

CITISM INSTITUTIONAL LIQUID RESERVES
CITISM INSTITUTIONAL U.S. TREASURY RESERVES
CITISM INSTITUTIONAL TAX FREE RESERVES
CITISM INSTITUTIONAL CASH RESERVES
(The “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses, each dated December 31, 2006, for Class A shares, SVB Securities Liquid Reserves Shares and SVB Securities Institutional Liquid Reserves Shares of CitiSM Institutional Liquid Reserves (also referred to as “Liquid Reserves”), Class A shares of CitiSM Institutional U.S. Treasury Reserves (also referred to as “U.S. Treasury Reserves”), CitiSM Institutional Tax Free Reserves (also referred to as “Tax Free Reserves”) and Class O shares, Class S shares, Class L shares, Class I shares, and SVB Securities Horizon Shares of CitiSM Institutional Cash Reserves (also referred to as “Cash Reserves”). This Statement of Additional Information should be read in conjunction with the Prospectuses. This Statement of Additional Information incorporates by reference the financial statements described in Section 12 hereof. These financial statements can be found in the Funds’ Annual Reports to Shareholders. An investor may obtain copies of the Funds’ Prospectuses and Annual Reports without charge by calling 1-800-331-1792 toll-free.

          Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) serves as manager to the Funds and Portfolios (as defined below) and provides certain oversight services to each Fund and each Portfolio. Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management of each Fund as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was each Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

          Legg Mason Investor Services, LLC (“LMIS” or a “Distributor”), 100 Light Street, Baltimore, Maryland 21202, a wholly-owned broker-dealer subsidiary of Legg Mason Inc., and Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), 388 Greenwich Street, 23rd Floor, New York, New York 10013, are the Funds’distributors. Shares of each Fund are continuously offered by the Distributors and may be purchased from the Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, investment advisers, or broker-dealers that have entered into an agreement with the Distributors (called “Service Agents”). The Distributors and Service Agents may receive fees from the Funds pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

          The Funds are each separate series of CitiFundsSM Institutional Trust (the “Trust”). The address and telephone number of the Funds are 125 Broad Street, New York, New York 10004, 1-800-331-1792. The telephone number of Liquid Reserves in connection with SVB Securities shares, and Cash Reserves in connection with SVB Securities Horizon shares, is 1-800-303-7371. Each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves invests its investable assets in Liquid Reserves Portfolio (formerly Cash Reserves Portfolio), U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio (collectively, the “Portfolios”), respectively. The address and telephone number of the Portfolios are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

          FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1. THE FUNDS

          The Funds are open-end management investment companies and are series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on July 8, 1992. Prior to September 1997, the Trust was called Landmark Institutional Trust. Shares of the Trust are divided into separate series, including Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves and Citi Institutional Cash Reserves, which are described in this Statement of Additional Information (“SAI”). Prior to January 1, 2001, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, and Cash Reserves were called CitiFunds Institutional Liquid Reserves, CitiFunds Institutional U.S. Treasury Reserves, CitiFunds Institutional Tax Free Reserves, and CitiFunds Institutional Cash Reserves, respectively. Prior to January 2, 1998, Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves were called Landmark Institutional Liquid Reserves, Landmark Institutional U.S. Treasury Reserves and Landmark Institutional Tax Free Reserves, respectively. References in this SAI to the Prospectuses are to the Prospectus, dated December 31, 2006, of Tax Free Reserves, Class A shares of Liquid Reserves, Class A shares of U.S. Treasury Reserves and Class O shares of Citi Institutional Cash Reserves; the Prospectus, dated December 31, 2006, of SVB Securities Liquid Reserves Shares of Liquid Reserves; and the Prospectus, dated December 31, 2006, of SVB Securities Institutional Liquid Reserves Shares of Liquid Reserves, by which shares of the Funds are offered.

          “Citi” and “CitiFunds” are service marks of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

          Each of the Funds is a type of mutual fund commonly referred to as a “money market fund.” Tax Free Reserves is a “tax-exempt money market fund.” The net asset value of each of the Funds’ shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See “Determination of Net Asset Value.”)

          Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio, and Prime Cash Reserves Portfolio, respectively. Each of the Portfolios is an open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund. Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Prime Cash Reserves Portfolio are diversified; Tax Free Reserves Portfolio is non-diversified.

          The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves and their corresponding Portfolios will be less than or approximately equal to the expenses that each Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund’s Trustees believe it to be in the best interest of the Fund’s shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

          Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

          The Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, as New York trusts, and the Prime Cash Reserves Portfolio, as a series of a Massachusetts trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a Portfolio is required to do so by law, or in the judgment of its Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See “Description of Shares, Voting Rights and Liabilities.” Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

          The Portfolios sell interests to investors in addition to the Funds, including funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

          Information about other holders of interests in the Portfolios is available from LMIS.

          The Funds may, in the future, convert to a fund of funds structure. In a fund of funds structure, the Funds invest all or a portion of their assets in multiple investment companies.

2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

          The investment objective of Citi Institutional Liquid Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

          The investment objective of Citi Institutional U.S. Treasury Reserves is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

          The investment objectives of Citi Institutional Tax Free Reserves are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

          The investment objective of Citi Institutional Cash Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

          The investment objectives of each Fund may be changed without approval by that Fund’s shareholders. Of course, there can be no assurance that any Fund will achieve its investment objectives.

Investment Policies

          Each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves seeks its investment objective by investing all of its investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, respectively, each of which has the same investment objectives and policies as its corresponding Fund. The Prospectuses contain a discussion of the principal investment strategies of each Fund and certain risks of investing in each Fund. The following supplements the information contained in the Prospectuses concerning the investment objectives, policies and techniques of each Fund and Portfolio, and contains more information about the various types of securities in which each Fund and each Portfolio may invest and the risks involved in such investments.

          Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves will correspond directly to those of the Portfolios in which they invest, the following applies to both Funds and Portfolios, as applicable.

          A Fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Trustees determines that it is in the best interests of the Fund to do so. If any Fund were to then invest directly in securities, the Fund’s assets would be invested in accordance with the investment policies described below.

          Except for Tax Free Reserves’policy to invest at least 80% of its assets in certain municipal obligations, the approval of a Fund’s shareholders would not be required to change that Fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in a Portfolio would not be required to change that Portfolio’s investment objectives or any of its investment policies except with respect to the policy of Tax Free Reserves Portfolio to invest at least 80% of its assets in certain municipal obligations, as discussed below. If, however, either U.S. Treasury Reserves or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

Citi Institutional Liquid Reserves and Citi Institutional Cash Reserves

          Citi Institutional Liquid Reserves invests all of its investable assets in Liquid Reserves Portfolio, which was formerly called Cash Reserves Portfolio. Citi Institutional Cash Reserves invests all of its assets in Prime Cash Reserves Portfolio. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio seeks to achieve its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Liquid Reserves Portfolio and Prime Cash Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by each Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by each Portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an “NRSRO”) assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees) and are determined by the Subadviser under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio each may hold uninvested cash reserves pending investment. Under the 1940 Act, Liquid Reserves, Liquid Reserves

Portfolio, Cash Reserves and Prime Cash Reserves Portfolio are each classified as “diversified,” although in the case of Liquid Reserves and Cash Reserves, all of its assets are invested in Liquid Reserves Portfolio and Prime Cash Reserves Portfolio, respectively. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio invest, under normal circumstances, in:

          (1) Bank obligations — Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may from time to time invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers’ acceptances. Up to 25% of each Portfolio’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the Portfolios’assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Subadviser, as that of investing in instruments issued by the branch’s domestic parent.

          Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. Each Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that each Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

          Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolios, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on each Portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

          U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolios. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio do not purchase any bank obligation of any affiliate of the Subadviser.

          Since Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may hold investments in non-U.S. bank obligations, an investment in Liquid Reserves or Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolios, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolios.

In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

          The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

          U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Non-U.S. banks in whose obligations Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

          (2) Obligations of, or guaranteed by, non-U.S. governments. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

          (3) Commercial paper rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or, if not rated, determined to be of comparable quality by the Subadviser under procedures approved by the Board of Trustees, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody’s or AAA by Standard & Poor’s. Commercial paper is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

          (4) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

          (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See “Repurchase Agreements” below for a description of repurchase agreements.)

          (6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of the Funds, since the

Funds may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may invest in other asset-backed securities.

          Liquid Reserves Portfolio and Prime Cash Reserves Portfolio do not purchase securities which the Portfolios believe, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolios’ investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolios’ investments, the effect may be to reduce the income received by the Portfolios on such investments or to prevent the Portfolios from receiving any value in U.S. dollars from its investment in non-U.S. securities.

Citi Institutional U.S. Treasury Reserves

          Citi Institutional U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio seeks to achieve its investment objective by investing in obligations of, or guaranteed by, the U.S. government, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and in issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements except in unusual circumstances when, in the Subadviser’s judgment, direct U.S. Treasury obligations are not available. All investments by the Portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSRO’s assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees) and are determined by the Subadviser under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash reserves pending investment.

Citi Institutional Tax Free Reserves

          Citi Institutional Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio seeks to achieve its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation or other interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as “Municipal Obligations.”) Under normal market conditions, Tax Free Reserves Portfolio invests at least 80% of its assets in Municipal Obligations and interests in Municipal Obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Tax Free Reserves Portfolio’s policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations may not be changed without investor approval.

          In determining the tax status of interest on Municipal Obligations, the Subadviser relies on opinions of bond counsel who may be counsel to the issuer. Although the Portfolio will attempt to invest 100% of its assets in Municipal Obligations, the Portfolio reserves the right to invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Portfolio may invest more than 25% of its assets in participation certificates in Municipal Obligations issued or backed by banks. In view of this possible “concentration” in bank participation certificates, an investment in Tax Free Reserves shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See “Variable Rate Instruments and Participation Interests” below.) Tax Free Reserves Portfolio may hold uninvested cash reserves pending investment. Tax Free Reserves Portfolio’s investments may include “when-issued” or “forward delivery” Municipal Obligations, stand-by commitments and taxable repurchase agreements.

          Tax Free Reserves Portfolio is non-diversified which means that it is not subject to certain statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. However, the Portfolio is required under the rules applicable to money market funds to diversify its portfolio. Furthermore, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order so to qualify under current law, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must be represented by cash, U.S. government securities, investment company securities and other securities limited in respect of any one issuer

(or related issuers) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund’s total assets may be invested in securities, other than U.S. government securities, of one issuer (or related issuers). Tax Free Reserves Portfolio may, however, invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. This concentration may present greater risks than in the case of a diversified company.

          All investments by Tax Free Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the Portfolio’s securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by Tax Free Reserves Portfolio are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See “Variable Rate Instruments and Participation Interests” below.)

          All investments by Tax Free Reserves Portfolio are “eligible securities,” that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Subadviser on the basis of its credit evaluation of the obligor or, if applicable, of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See “Variable Rate Instruments and Participation Interests” below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. (See “Ratings of Municipal Obligations” in the Appendix to this SAI.)

Municipal Obligations

Tax Free Reserves Portfolio invests at least 80% of its assets, under normal circumstances, in Municipal Obligations, including:

          (1) Municipal bonds with remaining maturities deemed to be 397 days or less that are rated within the Aaa or Aa categories at the date of purchase by Moody’s or within the AAA or AA categories by Standard & Poor’s or Fitch IBCA, Duff & Phelps (“Fitch”) or, if not rated by these rating agencies, are of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests. See “Municipal Bonds” below.

          (2) Municipal notes with remaining maturities deemed to be 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody’s, SP-1+, SP-1 or SP-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees. See “Municipal Notes” below.

          (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, is of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          Subsequent to its purchase by Tax Free Reserves Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sale of such Municipal Obligation by the Portfolio (other than variable rate instruments which must be sold if they are not “high quality”), but the Subadviser considers such event in determining whether the Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by Tax Free Reserves Portfolio are altered due to changes in any of the Moody’s, Standard & Poor’s or Fitch ratings systems (see the Appendix to this SAI for an explanation of these rating systems), the Subadviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the Prospectus for Tax Free Reserves. Certain Municipal Obligations issued by instrumentalities of the U.S. government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality.

          The Trustees have determined that any Municipal Obligation that depends directly, or indirectly, through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are “eligible securities” (e.g., within the two highest ratings assigned by Moody’s, Standard & Poor’s or Fitch or, if not rated, are of comparable quality as determined by the Subadviser under proce-

dures approved by the Board of Trustees), or where the obligations are not freely transferable, Tax Free Reserves Portfolio will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

          Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

          In addition, certain kinds of private activity bonds (“PABs”) are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by the Portfolio will have liquidity because they generally will be supported by demand features to “high quality” banks, insurance companies or other financial institutions.

          Municipal bonds may be issued as “zero-coupon” obligations. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Tax Free Reserves Portfolio is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for the Portfolio to liquidate investments in order to satisfy its dividend requirements.

          Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

          For an explanation of the ratings of Municipal Obligations by Moody’s, Standard & Poor’s and Fitch, see Appendix A to this SAI.

          Municipal Lease Obligations. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or if sold, may not fully cover the Fund’s exposure. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Variable Rate Instruments and Participation Interests.

          Tax Free Reserves Portfolio may purchase variable rate instruments and participation interests in Municipal Obligations. Variable rate instruments that the Portfolio may purchase are Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days’ notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or “putting” such instrument to a third party (called a liquidity feature). A participation interest in a Municipal obligation gives the Tax Free Reserves Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio’s participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature.

          The variable rate instruments in which Tax Free Reserves Portfolio’s assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments in which the Tax Free Reserves Portfolio may invest include participation interests in variable or fixed-rate Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Portfolio receiving a variable rate on its investment. The Subadviser has been instructed by the Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Tax Free Reserves Portfolio, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. An unrated variable rate instrument may be determined to meet the Portfolio’s high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or if it is insured by an insurer that meets the high quality criteria for the Portfolio discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of “high quality,” no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet Tax Free Reserves Portfolio’s high quality criteria.

          Participation interests in Mutual Obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the Subadviser to meet the prescribed quality standards of Tax Free Reserves Portfolio. Tax Free Reserves Portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Portfolio’s participation in the security, plus accrued interest. Tax Free Reserves Portfolio intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to facilitate withdrawals from the Portfolio, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Portfolio’s high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of Tax Free Reserves Portfolio. With respect to insurance, Tax Free Reserves Portfolio will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Portfolio may also purchase insurance, in which case the cost of insurance will be an expense of the Portfolio. Although participation interests may be sold, Tax Free Reserves Portfolio intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Portfolio will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

          In view of the possible concentration of Tax Free Reserves Portfolio in participation interests in Municipal Obligations issued by banks and/or secured by bank letters of credit or guarantees, an investment in Tax Free Reserves should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

          Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          Because of the variable rate nature of the instruments, when prevailing interest rates decline Tax Free Reserves Portfolio’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, Tax Free Reserves Portfolio’s yield will increase and its shareholders will have reduced risk of capital depreciation.

          For purposes of determining whether a variable rate instrument held by Tax Free Reserves Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the Portfolio’s dollar-weighted average portfolio maturity.

“When-Issued” Securities

          Tax Free Reserves Portfolio may purchase securities on a “when-issued” or “forward delivery” basis. New issues of certain Municipal Obligations frequently are offered on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Portfolio’s commitment to purchase). Although Tax Free Reserves Portfolio will only make commitments to purchase “when-issued” or “forward delivery” Municipal Obligations with the intention of actually acquiring them, the Portfolio may sell these securities before the settlement date if deemed advisable by the Subadviser.

          Municipal Obligations purchased on a “when-issued” or “forward delivery” basis and the securities held in Tax Free Reserves Portfolio’s portfolio are subject to changes in value based upon the market’s perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of Tax Free Reserves Portfolio consisting of cash or liquid debt securities equal to the amount of the “when-issued” or “forward delivery” commitments will be established at the Portfolio’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Portfolio’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, Tax Free Reserves Portfolio’s obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than the Portfolio’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Stand-By Commitments

          When Tax Free Reserves Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. Tax Free Reserves Portfolio also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a “put” option acquired by Tax Free Reserves Portfolio with respect to a particular Municipal Obligation held in the Portfolio’s portfolio.

          The amount payable to Tax Free Reserves Portfolio upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Tax Free Reserves Portfolio values stand-by commitments at zero for purposes of computing the value of its net assets.

          The stand-by commitments that Tax Free Reserves Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Portfolio and the maturity of the underlying security will generally be different from that of the commitment.

Taxable Securities

          Although under normal circumstances Tax Free Reserves Portfolio attempts to invest 100% of its net assets in Municipal Obligations, the Portfolio may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which Tax Free Reserves Portfolio may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Subadviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. In addition, for temporary defensive purposes, Tax Free Reserves Portfolio may invest without limit in taxable securities. The kinds of taxable securities in which Tax Free Reserves Portfolio’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-13, A-1 or A-2 by Standard & Poor’s or F-13, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or obligations of the U.S. government or its agencies, instrumentalities, or authorities. As described above, Tax Free Reserves Portfolio’s assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

Structured Instruments

          Each of the Funds and Portfolios may invest in structured investments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

          Structured instruments may be considered to be derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

Repurchase Agreements

          Each of the Funds and Portfolios (other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio, which may not invest in repurchase agreements except in unusual circumstances when, in the Subadviser’s judgment, direct U.S. Treasury obligations are not available) may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or subcustodian shall have control of the collateral, which the Subadviser believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Funds. A Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

Lending Of Securities

          Consistent with applicable regulatory requirements and in order to generate income, each of the Funds and Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a Fund or a Portfolio would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund or Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the Fund’s or the Portfolio’s investment of the collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides a Fund or Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund or Portfolio a fee for use of the borrowed securities. The Fund or Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Subadviser to be of good standing, and when, in the judgment of the Subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund or Portfolio could suffer loss if the borrower terminates the loan and the Fund or Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Subadviser determines to make loans, it is not intended that the value of the securities loaned by a Fund or Portfolio would exceed 33 1/3% of the value of its net assets.

Private Placements and Illiquid Investments

          Each Fund and Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund or Portfolio to sell them promptly at an acceptable price.

Investment Restrictions

          The Funds and the Portfolios each have adopted the following policies which may not be changed with respect to a Fund or a Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund or Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund or Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund or Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

          Whenever a Fund is requested to vote on a change in the investment restrictions or fundamental policies of a Portfolio, the Fund will either call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders, or vote its shares in a Portfolio in the same proportion as the vote of all other investors in the Portfolio.

Current Investment Restrictions

A Fund or Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

          (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

          (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund or Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

          (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

          (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each Fund, other than U.S. Treasury Reserves, and each Portfolio other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to Tax Free Reserves, bank participation interests in municipal obligations.

          As a fundamental policy, under normal market conditions, each of Tax Free Reserves and Tax Free Reserves Portfolio invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

          For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

          Proposed Investment Restrictions

          The Funds have each called a meeting of their respective shareholders, and the Portfolios have each called a meeting of the respective investors, to consider several proposals, including the adoption of revised fundamental investment policies or restrictions. If approved by each Fund’s shareholders and each Portfolio’s investors, each Fund’s and Portfolio’s revised fundamental policies will be as follows:

          (1) Each Fund or Portfolio may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (2) Each Fund or Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (3) Each Fund or Portfolio may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (4) Each Fund or Portfolio may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (5) Each Fund or Portfolio may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (6) Each Fund or Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (7) Each Fund or Portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each Fund, other than U.S. Treasury Reserves, and each Portfolio, other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to Tax Free Reserves and Tax Free Reserves Portfolio, bank participation interests in municipal obligations.

          As a fundamental policy, under normal market conditions, each of Tax Free Reserves and Tax Free Reserves Portfolio invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

          For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

          If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstances is not considered a violation of policy.

          With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the Funds do not contemplate borrowing money for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit a Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit a Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit a Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit a Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit a Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit a Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

          Each Fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

          Liquid Reserves, Cash Reserves, U.S. Treasury Reserves, Liquid Reserves Portfolio, Prime Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio are each currently classified as a diversified fund under the 1940 Act. This means that the Funds and Portfolios may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

          Tax Free Reserves and Tax Free Reserves Portfolio are each currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund cannot change its classification from non-diversified to diversified without shareholder approval.

3. DETERMINATION OF NET ASSET VALUE

          The net asset value of each share of the Funds is determined on each day on which the New York Stock Exchange is open for trading. This determination of net asset value is normally made once during each such day as of 4:00 p.m., Eastern time, for Liquid Reserves, 2:00 p.m., Eastern time, for U.S. Treasury Reserves, 5:00 p.m., Eastern time, for Cash Reserves and 12:00 noon, Eastern time, for Tax Free Reserves, by dividing the value of each Fund’s net assets (i.e., the value of its assets, including its investment in a Portfolio, less its liabilities, including expenses payable or accrued) by the number of the Fund’s shares outstanding at the time the determination is made. For Liquid Reserves, U.S. Treasury Reserves and Cash Reserves, this determination will be made with respect to each class of shares of that Fund. On days when the financial markets in which a Fund invests close early, such Fund’s net asset value may be determined as of the earlier close of these markets. As of the date of this SAI, the Exchange is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.

          The value of a Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund’s investment in the corresponding Portfolio is equal to the Fund’s pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund’s pro rata share of the Portfolio’s liabilities.

          The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

          Pursuant to the rules of the SEC, the Funds’ and the Portfolios’ Trustees have established procedures to stabilize the value of the Funds’and Portfolios’net assets within ½ of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed ½ of 1% for a Fund or Portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

          Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds’shareholders annually after the close of each Fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Certain Additional Tax Matters.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund’s net asset value of $1.00 per share.

          It is expected that each Fund (and each class of the Fund) will have a positive net income at the time of each determination thereof. If for any reason a Fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a Fund’s expenses exceeded its income, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding shares of the Fund or class by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.

4. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES

          As described in the Prospectuses for the Funds, Liquid Reserves offers three classes of shares — Class A shares, SVB Securities Liquid Reserves Shares and SVB Securities Institutional Liquid Reserves Shares — U.S. Treasury Reserves and Tax Free Reserves offer one class of shares, and Cash Reserves offers five classes of share — Class O shares, Class S shares, Class L shares, Class I shares, and SVB Securities Horizon Shares. All shares of Cash Reserves held prior to January 4, 1999 have been redesignated Class L shares.

          Each class of shares of each Fund represents an interest in the same portfolio of investments. Each class of each Fund is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. To the extent there are differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

          Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares of Liquid Reserves And U.S. Treasury Reserves, and Shares of Tax Free Reserves

          You may purchase these shares at a public offering price equal to such class’ applicable net asset value per share. These shares are subject to an annual distribution/service fee of up to 0.10%. See “Distributors.”

SVB Securities Liquid Reserves And SVB Securities Institutional Liquid Reserves Shares of Liquid Reserves

          SVB Securities Liquid Reserves Shares may be purchased by customers of Silicon Valley Bank at a public offering price equal to the applicable net asset value per share. SVB Securities Liquid Reserves Shares are subject to an annual distribution/service fee of up to 0.45%. See “Distributors.”

          SVB Securities Institutional Liquid Reserves Shares may be purchased by customers of Silicon Valley Bank at a public offering price equal to the applicable net asset value per share. The minimum initial investment required by Silicon Valley Bank as Service Agent is currently $20 million. SVB Securities Institutional Liquid Reserves Shares are subject to an annual distribution/service fee of up to 0.10%. See “Distributors.”

Class O shares, Class S shares, Class L shares, Class I shares, and SVB Securities Horizon Shares of Cash Reserves

          Class O shares. You may purchase Class O shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class O shares are subject to an annual distribution/service fee of up to 0.60%. See “Distributors.”

          Class S shares. You may purchase Class S shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class S shares are subject to an annual distribution/service fee of up to 0.25%. See “Distributors.”

          Class L shares. You may purchase Class L shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class L shares are subject to an annual distribution/service fee of up to 0.10%. See “Distributors.”

          Class I shares. You may purchase Class I shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class I shares are subject to an annual distribution/service fee of up to 0.35%. See “Distributors.”

          SVB Securities Horizon Shares. SVB Securities Horizon Shares of Cash Reserves may be purchased by customers of Silicon Valley Bank at a public offering price equal to the applicable net asset value per share. SVB Securities Horizon Shares are subject to an annual distribution/service fee of up to 0.27%. See “Distributors.”

          Each Service Agent has agreed to transmit to its customers who hold SVB Securities Liquid Reserves or SVB Securities Institutional Liquid Reserves Shares of Liquid Reserves, or SVB Securities Horizon Shares of Cash Reserves, appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

Sale of Shares

          Subject to compliance with applicable regulations, the Trust and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

          Shareholders may redeem Fund shares by sending written instructions in proper form to the Funds’co-transfer agent or, if they held their shares through a Service Agent, to the Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

          Shareholders may redeem Fund shares by telephone, if their account applications so permit, by calling the co-transfer agent, or, if they are customers of a Service Agent, that Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds, the co-transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller’s identity by asking for the shareholder’s name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the co-transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption by telephone.

          The Funds and the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund’s or Portfolio’s investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

Involuntary Redemptions of Shares

          Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer). See “Description of Shares, Voting Rights and Liabilities.”

5. MANAGEMENT

          The business and affairs of each Fund and each Portfolio are managed by a Board of Trustees, at least 75% of which are not affiliated with the Manager. The Board elects officers who are responsible for the day-to-day operations of each Fund and each Portfolio and who execute policies authorized by the Board. The current Trustees, including the Trustees of each Fund and each Portfolio who are not “interested persons” of each Fund and each Portfolio as defined in the 1940 Act (the “Independent Trustees”) and executive officers of each Fund and each Portfolio, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

          Each Fund has called a meeting of its respective shareholders and each Portfolio has called a meeting of its respective investors to consider several proposals, including the election of a new Board. Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Name and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005).	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton Born 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

A. Benton Cocanougher Born 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001).	37	None.

Name and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001).	37	None.

Stephen Randolph Gross Born 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002).	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004).

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992).	37	None.

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991).

Name and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Alan G. Merten Born 1941	Trustee	Since 2001	President, George Mason University (since 1996).	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001).

R. Richardson Pettit Born 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006).	37	None.

INTERESTED TRUSTEE:

R. Jay Gerken, CFA* Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001).	169	Trustee, Consulting Group Capital Markets Funds.

*	Mr. Gerken and each officer of the Funds is an “interested person” of the Funds as defined in the 1940 Act because of their position with the Manager and/or certain of its affiliates.

Name and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

OFFICERS:*
Ted P. Becker 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Born 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

				N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

				N/A	N/A

Since 2003

Frances M. Guggino 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors.	N/A	N/A

Name and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessor (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

          The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. The Audit Committee oversees the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’independent registered public accounting firm to its Manager and any affiliated service providers if the engagement related directly to the Funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

          The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times as of the most recent fiscal year ended August 31, 2006. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Funds’Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

          The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Funds, as applicable.

          The Board also has a standing Performance and Review Committee comprised of all of the Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of each Fund’s management contract, distribution plan and distribution agreements. The Performance and Review Committee met five times as of the most recent fiscal year ended August 31, 2006.

          The Board also has a Pricing Committee comprised of the Chairman of the Board and one Independent Trustee which is charged with determining the fair value prices for securities when required. During the most recent fiscal year ended August 31, 2006, the Pricing Committee met eleven times.

          The Portfolios are also governed by a Board of Trustees, which has the same committees as the Funds’ Board.

          The following table shows the amount of equity securities owned by the Trustees in the Funds and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005.

Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Fund Complex Overseen by the Trustee
Dollar Range of Equity Securities

	Liquid Reserves	U.S. Treasury Reserves	Tax Free Reserves	Cash Reserves
Name of Trustee

Independent Trustees:
Elliott J. Berv	None	None	None	None	None
Donald M. Carlton	None	None	None	None	Over $100,000
A. Benton Cocanougher	None	None	None	None	$10,001-$50,000
Mark T. Finn	None	None	None	None	$1-$10,000
Stephen Randolph Gross	None	None	None	None	None
Diana R. Harrington	None	None	None	None	$10,001-$50,000
Susan B. Kerley	None	None	None	None	$1-$10,000
Alan G. Merten	None	None	None	None	$1-$10,000
R. Richardson Pettit	None	None	None	None	$1-$10,000

Interested Trustee:
R. Jay Gerken	$1-$10,000	None	None	None	Over $100,000

          As of December 31, 2005, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, Subadviser or Distributors of the Funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, Subadviser, or Distributors of the Funds.

          Information regarding compensation paid to the Trustees as of the most recent fiscal year ended August 31, 2006 is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

          Each Fund in the complex overseen by a Trustee pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee receives an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee each receive an additional $7,500 per year. The Funds reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Trustees Compensation Table

Trustee	Aggregate Compensation from Liquid Reserves(1)(2)	Aggregate Compensation from U.S. Treasury Reserves(1)(2)	Aggregate Compensation from Tax Free Reserves(1)(2)	Aggregate Compensation from Cash Reserves(1)(2)	Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from the Funds and Complex(1)	Number of Funds in Complex Upon Which the Trustees Served(1)

Independent Trustees:
Elliott J. Berv	$22,011	$1,546	$2,443	$6,124	None	$200,100	37
Donald M. Carlton	$28,316	$2,508	$3,665	$7,984	None	$176,000	37
A. Benton Cocanougher	$26,029	$2,407	$3,463	$7,418	None	$170,000	37
Mark T. Finn	$26,954	$2,432	$3,532	$7,583	None	$172,750	37
Stephen Randolph Gross	$30,811	$2,574	$3,796	$8,469	None	$188,500	37
Diana R. Harrington	$26,680	$2,363	$3,450	$7,577	None	$163,250	37
Susan B. Kerley	$29,014	$2,473	$3,596	$7,940	None	$178,500	37
Alan G. Merten	$26,029	$2,407	$3,463	$7,418	None	$154,000	37
R. Richardson Pettit	$26,013	$2,392	$3,448	$7,403	None	$165,500	37

Interested Trustee:
R. Jay Gerken	$0	$0	$0	$0	None	$0	169

(1)	Information is for the fiscal year ended August 31, 2006.

(2)

Does not include amounts paid to the Trustees as Trustee of the Portfolio in which the Fund invests. Such amounts are included under the column entitled “Total Compensation from the Funds and Complex.”

(3)

In addition to the amounts set forth above, Messrs. Berv, Canton, Cocanougher, Finn, Gross, Merten and Pettit and Mmes. Harrington and Kerley received $38,500, $50,000, $39,000, $50,000, $85,500, $50,500, $49,500, $50,000 and $50,500, respectively, during the calendar year ended December 31, 2005 for service as Trustees in attending additional meetings relating to the approval of policies and procedures under Rule 38a-l, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Fund. Those amounts were born by the Manager and/or its affiliates and not the Fund.

(4)	Two of the funds in the fund complex were not operational during the fiscal year ended August 31, 2006.

          On June 19, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for other Trustees and to allow Trustees to elect to retire as of a certain date (the “Effective Date”).

          On July 10, 2006, the Board voted to amend its two retirement plans — a retirement plan applicable to all of the Trustees of the Funds and Portfolios (the “General Retirement Plan”) and a retirement plan adopted by the Board of Legg Mason Partners Investment Series relating to Messrs. Donald M. Carlton, A. Benton Cocanougher, Stephen Randolph Gross, Alan G. Merten and R. Richardson Pettit (the “Legg Mason Partners Investment Series Retirement Plan”). The amendments provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. The benefits are as follows: Mr. Elliott J. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Mark T. Finn: $306,079; Mr. Gross: $318,788; Ms. Diana R. Harrington: $348,670; Ms. Susan B. Kerley: $217,984; Mr. Merten: $405,257; Mr. Pettit: $424,976. Each fund overseen by the Board (including the Funds and Portfolios) will pay a pro rata share (based upon asset size) of such benefits. Legg Mason or its affiliates will reimburse each such fund in an amount equal to 50% of such benefits paid by it. In the event that a remaining Trustee dies prior to the Effective Date, the Trustees’ beneficiary will be entitled to full retirement benefits as would be payable to a retired Trustee under the applicable plan described below rather than the benefit amount set forth above.

          Under the amended retirement plans, former Trustees that had retired prior to the date of the amendment and Trustees who are electing to retire as of the Effective Date are entitled to the retirement benefits under the applicable plan as follows.

          Under the General Retirement Plan, retired or retiring Trustees are generally eligible to receive a maximum retirement benefit equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustees’ retirement (or in the case of a Trustee retiring as of the Effective Date, the amount of retainer and regular meeting fees as in effect as of June 30, 2006). Amounts under the plan are paid in twenty equal quarterly installments, or if the applicable retired or retiring Trustee has made a timely election, in a lump sum (discounted to present value).

          During the Most Recent Year, retired Trustees received the following retirement benefits under the General Retirement Plan: Messrs. Riley C. Gilley and E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $60,000 in four quarterly installment payments.

          Under the Legg Mason Partners Investment Series Retirement Plan, maximum retirement benefits (calculated on a net present value basis) payable to retired or retiring Trustees are as follows: Mr. Carlton: $517,678; Mr. Cocanougher: $558,402; Mr. Gross: $517,678; Mr. Merten: $517,678; Mr. Pettit: $556,053. In order to receive benefits under the General Retirement Plan described above, a retired or retiring Trustee is required to waive all rights under the Legg Mason Partners Investment Series Retirement Plan. Mr. Carlton has elected to retire as of the Effective Date. In connection therewith, under the Legg Mason Partner Investment Series

Retirement Plan, Mr. Carlton will be entitled to receive an aggregate retirement benefit of $517,678 (calculated on a net present value basis). Each fund of the Legg Mason Partners Investment Series will pay a pro rata share (based upon asset size) of such aggregate retirement benefit. Legg Mason or its affiliates will reimburse each such fund an amount equal to 50% of the retirement benefits paid by the fund to Mr. Carlton.

          As of December 1, 2006, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

          Set forth below for each Fund and each class of such Fund, are those shareholders who were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of such class and such Fund as of November 30, 2006:

Fund	Class	Name and Address	Percentage

Institutional Cash Reserves	Class O	Banco De La Republica	8.49%
		Carrera 7 No 14-78
		Attn: Rafael De Fex
		4th Fl.
		Bogota, Colombia

		The Goodyear Tire and Rubber	8.30%
		Company Corporate Accounting
		D/611
		1144 E Market St.
		Akron, OH 44316-1000

		Goldman Sachs Global Cash Services	6.74%
		Omnibus Acct.
		FBO Goldman Sachs & Co. Cust.
		71 S Wacker Dr. Ste. 500
		Chicago, IL 60606-4673

Institutional Cash Reserves	Class S	American National Power Inc.	32.73%
		c/o Andrew Golden
		2 Forest St. Ste. 102
		Marlborough, MA 01752-3028

		Citibank Global Cash Mgt.	22.34%
		Attn: Pam Russell
		1 Penns Way
		New Castle, DE 19720-2437

		Citibank NA FBO	20.64%
		Nuon Energy & Water Investments Inc.
		P.O. Box 41920
		1009DC Amsterdam
		The Netherlands

Institutional U.S. Treasury Reserves		Citibank NA	53.51%
		Attn: John Malandro
		333 W 34th S.t Fl. 3
		New York, NY 10001-2402

		Vornado Investments Corp.	11.03%
		Attn: Accting. Dept.
		210 Route 4 East
		Paramus, NJ 07652-5108

Institutional Liquid Reserves	Class A	WebMD Corp.	10.85%
		Operating Account
		Tim Sayre
		River Drive Center Two
		669 River Drive
		Elmwood Park, NJ 07407-1312

Fund	Class	Name and Address	Percentage

		Chicago Mercantile Exchange Inc.	5.36%
		Customer Segregated Acct.
		30 S Wacker Dr.
		6 North Tower
		Chicago, IL 60606-7413

Institutional Cash Reserves	Class L	Travelers Casualty and Surety Co.	14.03%
		of America Secured Party
		FBO AMR Corp.
		Attn: Anna Nowik Natl. Resource
		One Tower Square Bond 15CZ
		Hartford, CT 06183-0001

		Avon Products Foundation Inc.	8.98%
		1 Avon Plaza
		Attn: Margaret MacEachern
		Rye, NY 10580-4005

		Citibank NA as Ttee FBO Lloyd’s US	7.10%
		Situs Crd. for Reinsurance TR Fund
		3500 Kingsmead
		c/o Citibank WWSS / Foreign
		111 Wall St. 14th Floor
		New York, NY 10043-1000

Institutional Liquid Reserves	SVB Liquid	ADP Clearing and Outsourcing	100.00%
	Reserves Shares	Services Inc.
		26 Broadway 13th Fl.
		Money Funds
		New York, NY 10004-1703

		Citibank NA	19.98%
		Attn: John Malandro
		333 W 34th St. Fl. 3
		New York, NY 10001-2402

		ADP Clearing and Outsourcing	7.85%
		Services Inc.
		26 Broadway 13th Fl.
		Money Funds
		New York, NY 10004-1703

Institutional Liquid Reserves	SVB Institutional	ADP Clearing and Outsourcing	100.00%
	Liquid Reserves	Services Inc.
	Shares	26 Broadway 13th Fl.
		Money Funds
		New York, NY 10004-1703

Institutional Cash Rserves	SVB Securities	ADP Clearing and Outsourcing	100.00%
	Horizon Shares	Services Inc.
		26 Broadway 13th Fl.
		Money Funds
		New York, NY 10004-1703

          The Declaration of Trust of each of the Trust and the Portfolios provides that the Trust or such Portfolio, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or such Portfolio, as the case may be, unless, as to liability to the Trust or such Portfolio or its respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or such Portfolio, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust or such Portfolio, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

          Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for meetings of the Board of Trustees.

Manager

          LMPFA serves as investment manager to the Funds and the Portfolios, in each case pursuant to investment management agreements (each a “Management Agreement”). LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds, the Portfolios and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion. LMPFA provides administrative and certain oversight services to the Funds and manages the cash and short-term investments of the Funds.

          The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for each Fund and Portfolio. The Management Agreements provide that the Manager may delegate the daily management of the securities of a Fund or a Portfolio to one or more subadvisers. The Manager performs administrative and management services necessary for the operation of the Funds and Portfolios, such as: supervising the overall administration of the Funds and Portfolios, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the Funds and Portfolios; maintaining the registration and qualification of the Funds’shares under federal and state laws; and arranging for the maintenance of books and records of each Fund or Portfolio. Trustees, officers, and investors in the Funds and the Portfolios are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Funds and the Portfolios.

          Each Management Agreement has an initial term ending November 30, 2007. Thereafter, unless otherwise terminated, the Management Agreement with respect to a Fund will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of such Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

          Unless otherwise terminated, the Management Agreement with respect to a Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio’s Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

          Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a Portfolio or Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Fund’s or Portfolio’s Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

          Subject to such policies as the Board of Trustees of a Portfolio or a Fund, as applicable, may determine, the Manager manages the securities of and makes investment decisions for each Portfolio. Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves are provided through its corresponding Portfolio, but the Manager may, if requested by the Trustees, provide advisory services directly to such Funds. In addition, the Manager provides certain administrative services to each Fund and each Portfolio under the Management Agreements.

          The Prospectus for the Funds contains a description of the fees payable to the Manager for services under the Management Agreement with respect to each Fund. The Manager may reimburse a Fund or Portfolio or waive all or a portion of its management fees.

          Prior to August 1, 2006, Citi Fund Management, Inc. (“CFM”) served as the manager of the Funds and the Portfolios. CFM is also a wholly-owned subsidiary of Legg Mason.

          Citi Institutional Liquid Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by Liquid Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and reimbursements, were $28,130,222. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Liquid Reserves Portfolio to CFM, after waivers, were $28,690,608 and $33,354,541, respectively.

          For the fiscal year ended August 31, 2006, the aggregate fees paid by Liquid Reserves to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $5,305,617. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Liquid Reserves to CFM, after waivers, were $11,119,809 and $11,520,770, respectively.

          Citi Institutional U.S. Treasury Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by U.S. Treasury Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and reimbursements, were $1,111,884. For the fiscal years ended August 31, 2004 and 2005, the fees paid by U.S. Treasury Reserves Portfolio to CFM, after waivers, were $1,077,844 and $1,247,813, respectively.

          For the fiscal year ended August 31, 2006, the aggregate fees paid by U.S. Treasury Reserves to the Manager, or to its affiliates, the Subadviser and CFM, after waivers were $781,455. For the fiscal years ended August 31, 2004 and 2005, the fees paid by U.S. Treasury Reserves to CFM, after waivers, were $892,700 and $1,112,630, respectively.

          Citi Institutional Tax Free Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by Tax Free Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and reimbursements, were $2,847,798. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Tax Free Reserves Portfolio to CFM, after waivers, were $1,959,899 and $2,389,383, respectively.

          For the fiscal year ended August 31, 2006, the aggregate fees paid by Tax Free Reserves to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $418,644. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Tax Free Reserves to CFM, after waivers, were $667,449 and $474,067, respectively.

          Citi Institutional Cash Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by Prime Cash Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and reimbursements, were $5,053,048. For the fiscal years ended August 31, 2004 and 2005, the fees paid by the Prime Cash Reserves Portfolio to CFM under its Management Agreement, after waivers, were $2,681,771 and $4,281,788, respectively.

          For the fiscal year ended August 31, 2006, the aggregate fees paid by Cash Reserves to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $1,391,641. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Cash Reserves to CFM under its Management Agreement, after waivers, were $887,119 and $1,787,687, respectively.

Subadviser

          Western Asset provides the day-to-day portfolio management for each of the Funds and Portfolios pursuant to Sub-Advisory Agreements that were approved by the Boards of the Funds and the Portfolios, including a majority of the Independent Trustees of each Board. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

          Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the Manager, the Subadviser manages a Fund’s or Portfolio’s portfolio (or allocated portion thereof) in accordance with such Fund’s or Portfolio’s stated investment objective(s) and policies, assists in supervising all aspects of the Fund’s or Portfolio’s operations, makes investment decisions for the Fund or Portfolio, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund or Portfolio.

          Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually with respect to a Fund or Portfolio (a) by the Board or by a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The Manager or the Subadviser may terminate the Sub-

Advisory Agreement on 90 days’written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

          As compensation for its sub-advisory services to the Funds and to the Portfolios, the Manager will pay to Western Asset a fee equal to 70% of the management fee paid to the Manager by each Fund and Portfolio, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

Expenses

          In addition to amounts payable under the Management Agreements and, with respect to the Funds, the 12b-1 Plan (as discussed below), each Fund and each Portfolio are each responsible for its own expenses, including, as applicable, among other things interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund or Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s or Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s or Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders or the Portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund or Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund or Portfolio, if any; and the Fund’s or Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund or Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or is a party and the legal obligation which the Fund or Portfolio may have to indemnify the Fund’s or Portfolio’s Board members and officers with respect thereto.

          Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each Fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a Fund, Portfolio or class or the acquisition of all or substantially all of the assets of another Fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class, or a meeting of investors of a Portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Distributors

          Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Funds’Distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”). Prior to December 1, 2005, CGMI served as the Funds’ Distributor.

          A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares.

          Each Distribution Agreement is terminable with respect to a Fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of a Fund’s outstanding voting securities or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

          The Funds have each adopted the shareholder services and distribution plan (the “12b-1 Plan” or the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, a Fund may pay monthly fees as a percentage of the average daily net assets of the respective Fund or class, as applicable, at an annual rate not to exceed the following:

Liquid Reserves — Class A	0.10%

Liquid Reserves — SVB Securities Liquid Reserves Shares	0.45%

Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares	0.10%

U.S. Treasury Reserves — Class A	0.10%

Tax Free Reserves	0.10%

Cash Reserves — Class I	0.35%

Cash Reserves — Class L	0.10%

Cash Reserves — Class O	0.60%

Cash Reserves — Class S	0.25%

Cash Reserves — SVB Securities Horizon Shares	0.27%

          Such fees may be used to make payments to the Distributors for distribution services, to Service Agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

          The 12b-1 Plan also provides that the Distributors and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The Plan provides that the Distributors and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors. None of the Funds or classes currently imposes any sales charges.

          The 12b-1 Plan permits the Funds to pay fees to the Distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if the expenses incurred exceed the fees provided for by the Plan, the Funds will not be obligated to pay more than those fees and, if the expenses incurred are less than the fees paid to the Distributors and others, they will realize a profit. The Funds will pay the fees to the Distributors and others until the Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the Distributors’or other recipient’s sole responsibility and not obligations of the Funds. In their annual consideration of the continuation of the Plan for the Funds, the Trustees will review the Plan and the expenses for each Fund and each class within a Fund separately.

          The 12b-1 Plan also recognizes that various service providers to the Funds, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds’ Distributors or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan but are not subject to expenditure limits under the Plan.

          The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Fund’s Trustees and a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (for purposes of this paragraph “qualified Trustees”). The Plan requires that the Fund and the Distributors provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Plan. The Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Distributors will preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years, and for the first two years the Distributors will preserve such copies in an easily accessible place.

          Payments made by each Fund for the past three fiscal years under the 12b-1 Plan are set forth below.

          Liquid Reserves — Class A Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Class A shares of Liquid Reserves to LMIS and CGMI under its 12b-1 Plan were voluntarily waived.

          Liquid Reserves — SVB Securities Liquid Reserves Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, SVB Securites Liquid Reserves Shares paid, after waivers, $1,042,365, $939,498 and $887,477, respectively, to Service Agents under the 12b-1 Plan.

          Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, SVB Securities Institutional Liquid Reserves Shares paid, after waivers, $948,269, $1,953,520 and $3,740,217, respectively, to Service Agents under the 12b-1 Plan.

          U.S. Treasury Reserves — Class A: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Class A shares of U.S. Treasury Reserves to LMIS and CGMI under the 12b-1 Plan were voluntarily waived.

          Tax Free Reserves: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Tax Free Reserves to LMIS and CGMI, under the 12b-1 Plan were voluntarily waived.

          Cash Reserves — Class I was not operational during the fiscal year ended August 31, 2006 and did not make any payments to LMIS or CGMI under the 12b-1 Plan.

          Cash Reserves — Class L: For the fiscal years ended August 31, 2004 and 2005, Class L shares paid, after waivers, $376,017 and $367,613, respectively, to CGMI under the 12b-1 Plan. For the fiscal year ended August 31, 2006, Class L shares paid, after waivers, $336,876 to LMIS and CGMI under the 12b-1 Plan.

          Cash Reserves — Class S: For the fiscal years ended August 31, 2004 and 2005, Class S shares paid, after waivers, $826,183 and $1,028,952, respectively, to CGMI under the 12b-1 Plan. For the fiscal year ended August 31, 2006, Class S shares paid, after waivers, $819,408 to LMIS and CGMI under the 12b-1 Plan.

          Cash Reserves — Class O: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Class O shares to LMIS and CGMI, under the 12b-1 Plan were voluntarily waived.

          Cash Reserves — SVB Securities Horizon Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, SVB Securities Horizon Shares paid, after waivers, $130,180, $233,355 and $497,431, respectively, to Service Agents under the 12b-1 Plan.

          For the period from December 1, 2005 through August 31, 2006, LMIS incurred the following distribution expenses under the 12b-1 Plan for each Fund. Distribution expenses may include compensation of Service Agents, advertising, printing and mailing of prospectuses, support services and overhead expense.

	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Distribution	Printing	Total

Liquid Reserves — Class A Shares	$0	$3,620,743	$0	$0	$0	$3,620,743
Liquid Reserves — SVB Securities Liquid Reserves Shares*	—	—	—	—	—	*
Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares*	—	—	—	—	—	*
U.S. Treasury Reserves — Class A	$0	$0	$0	$0	$0	$0
Tax Free Reserves	$0	$0	$0	$0	$0	$0
Cash Reserves — Class I	$0	$0	$0	$0	$0	$0
Cash Reserves — Class L	$0	$261,473	$0	$0	$0	$261,473
Cash Reserves — Class S	$0	$1,003,461	$0	$0	$0	$1,003,461
Cash Reserves — Class O	$0	$0	$0	$0	$0	$0
Cash Reserves — SVB Securities Horizon Shares*	—	—	—	—	—	*

*

For the fiscal year ended August 31, 2006, all payments made under the 12b-1 Plan for SVB Securities Institutional Liquid Reserves Shares, SVB Securities Liquid Reserves Shares, classes of Citi Institutional Liquid Reserves, and SVB Securities Horizon Shares, a class of Cash Reserves, were paid directly to SVB Securities as Service Agent for such classes.

          For the fiscal year ended August 31, 2006, CGMI incurred the following distribution expenses under the 12b-1 Plan for each Fund. Distribution expenses may include compensation of Service Agents, advertising, printing and mailing of prospectuses, support services and overhead expense.

	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Distribution	Printing	Total

Liquid Reserves — Class A Shares	$0	$815,875	$0	$0	$0	$815,875
Liquid Reserves — SVB Securities Liquid Reserves Shares*	—	—	—	—	—	*
Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares*	—	—	—	—	—	*
U.S. Treasury Reserves — Class A	$0	$0	$0	$0	$0	$0
Tax Free Reserves	$0	$0	$0	$0	$0	$0
Cash Reserves — Class I	$0	$0	$0	$0	$0	$0
Cash Reserves — Class L	$0	$60,365	$0	$0	$0	$60,365
Cash Reserves — Class S	$0	$265,732	$0	$0	$0	$265,732
Cash Reserves — Class O	$0	$0	$0	$0	$0	$0
Cash Reserves — SVB Securities Horizon Shares*	—	—	—	—	—	*

*

For the fiscal year ended August 31, 2006, all payments made under the 12b-1 Plan for SVB Securities Institutional Liquid Reserves Shares, SVB Securities Liquid Reserves Shares, classes of Citi Institutional Liquid Reserves, and SVB Securities Horizon Shares, a class of Cash Reserves, were paid directly to SVB Securities as Service Agent for such classes.

          In addition, various service providers, including the Manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the Funds for other purposes, such as management fees.

Code of Ethics

          Pursuant to Rule 17j-1 of the 1940 Act, the Funds, the Portfolios and their Manager, Subadviser and Distributors each have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

          Copies of the Codes of Ethics of the Funds, the Portfolios and their Manager, Subadviser and Distributors are on file with the SEC.

Proxy Voting Policies & Procedures

          Although individual Trustees may not agree with particular policies or votes by the Manager or Subadvisers, the Board has delegated proxy voting discretion to the Manager and/or the Subadviser, believing that the Manager and/or the Subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

          LMPFA delegates the responsibility for voting proxies for the Funds and Portfolios, as applicable, to the Subadviser through its contracts with the Subadviser. The Subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds and Portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Funds, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser[s] and providing them to the Funds and Portfolios as required for the Funds and Portfolios to comply with applicable rules under the 1940 Act.

          The Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Funds’ portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each Fund and Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Transfer Agents and Custodian

          State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Funds and the Portfolios. State Street, among other things, maintains a custody account or accounts in the name of the Funds and the Portfolios; receives and delivers all assets for the Funds and the Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and Portfolios; and makes disbursements on behalf of the Funds and Portfolios. State Street neither determines the Funds’ or the Portfolios’ investment policies, nor decides which securities the Funds or the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Funds and the Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Funds’ and the Portfolios’ securities lending agent and receives a share of the income generated by such activities.

          Effective as of January 1, 2006, each of the Funds has entered into a transfer agency agreement with Boston Financial Data Service, Inc. (“BFDS”), pursuant to which BFDS acts as a co-transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

          Effective as of January 1, 2006, each of the Funds has entered into a transfer agency agreement with PFPC Inc. (“PFPC”), pursuant to which PFPC acts as a co-transfer agent. The principal business office of PFPC is located at P.O. Box 9662, Providence, RI 02940-9662.

          Under each transfer agency agreement, the transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes dividends and distributions payable by the Funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Funds’ transfer agent and BFDS and PFPC served as the Funds’ sub-transfer agents. For the period from September 1, 2005 through December 31, 2005, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves paid transfer agent fees to CTB of $24,200, $617, $1,065 and $10,380, respectively.

6. DEALER COMMISSIONS AND CONCESSIONS

          From time to time, the Funds’ Distributors or the Manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds’Distributors or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Funds’Distributors or Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

7. PORTFOLIO TRANSACTIONS

          The Portfolios’ and the Funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and no such commissions have been paid by the Portfolios or the Funds during the past three fiscal years. The Portfolios and the Funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

          Allocation of transactions, including their frequency, to various dealers is determined by the Subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a Portfolio or Fund may not necessarily be paying the lowest price available.

          Effective December 1, 2005, CGMI is no longer an affiliated person of the Funds (or the Portfolios) under the Investment Company Act of 1940, as amended. As a result, the Funds (or the Portfolios) are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the Funds (or the Portfolios) do not normally use an agent in executing portfolio transactions, and they will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the Funds (or the Portfolios) are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Funds (or the Portfolios) is governed by the Funds’policy of seeking the best overall terms available. No commissions on portfolio transactions were paid by any Portfolio during the fiscal year ended August 31, 2006 to the Manager or any affiliate at that time, of the Manager.

          The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios and the Funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Portfolios and the Funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios and the Funds could purchase in the underwritings.

          In certain instances there may be securities that are suitable as an investment for a Fund or Portfolio as well as for one or more of the Subadviser’s other clients. Investment decisions for the Funds and the Portfolios and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Funds and the Portfolios. When purchases or sales of the same security for a Fund or Portfolio and for other funds managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

8. DISCLOSURE OF PORTFOLIO HOLDINGS

          The Funds and the Portfolios have adopted policies and procedures developed by LMPFA, the Funds’ investment manager, with respect to the disclosure of the Funds’ and the Portfolios’ portfolio securities and any ongoing arrangements to make available information about a Fund’s or a Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the Manager, the Funds’ Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

          LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

          Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

          The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

          3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

          5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

          6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

          Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

          The approval of the Funds’ and Portfolios’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Funds’and Portfolios’Board at its next regularly scheduled meeting.

          Currently, the Funds and Portfolios disclose their complete portfolio holdings approximately 25 days after month-end on their website at www.leggmason.com/InvestorServices.

          Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of the Funds and Portfolios, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

          Portfolio holdings information for the Funds and the Portfolios may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent 1-3 business days following the
	(Calendar)	end of a Quarter
Elkins/McSherry	Quarterly	Sent 1-3 business days following the
	(Calendar)	end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

          The Funds are each a series of the Trust and are governed by a Declaration of Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. In addition to the Funds, there is currently one other series of the Trust, Citi Institutional Enhanced Income Fund. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Fund with each other share of that class. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.

          Subject to applicable law, a Fund may involuntarily redeem a shareholder’s shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number or other information if required to do so, (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund. The exercise of the power granted to a Fund under the Declaration to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

          The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.

          Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law or the Declaration of Trust, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders do not have cumulative voting rights. The Funds are not required to hold and have no present intention of holding annual meetings of shareholders, but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration of Trust.

          The Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

          Any Fund or class or the Trust may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders representing a majority of the voting power of any Fund or class or the Trust voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of any Fund or class or the Trust voting as a single class. Any Fund or class or the Trust may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any Fund, or any class of any Fund, may be terminated at any time by a vote of a majority of the outstanding voting power of that Fund or class, or by the Trustees by written notice to the shareholders of that Fund or class. If not so terminated, the Trust will continue indefinitely.

          The Funds are series of the Trust, an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incur-

ring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Fund or Trust are not binding upon the Trustees individually but only upon the property of the Fund or Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

          The Funds’Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or Distributors or the amount of such compensation.

          The Funds’ Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

          Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, in which Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves, respectively, invest, are New York trusts. Prime Cash Reserves Portfolio, in which Cash Reserves invests, is a series of Institutional Portfolio, a trust organized under Massachusetts law. The Portfolios are also governed by Declarations of Trust similar to the Funds’ Declaration of Trust. Whenever a vote is submitted to a Portfolio’s investors, a Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

          A Fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on each such business day, the value of each investor’s interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on the following business day of the Portfolio.

Proposed Changes

          Each Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex and each Fund is seeking shareholder approval for those initiatives where shareholder approval is required. Each Portfolio’s Board has approved similar initiatives. If certain of these matters are approved by the shareholders, or investors, as the case may be, entitled to vote on the matters, each Fund and each Portfolio will become a series of a Maryland business trust.

          A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Declaration of Trust. Some of the more significant provisions of the Declaration are described below.

          Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

          A Fund is not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

          Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

          Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

          Issuance and Redemption of Shares. A Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

          Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a Fund may disclose such ownership if required by law or regulation.

          Small Accounts. The Declaration provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

          Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

          Each share of a Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

          Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the Funds and requires the Funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advance-

ment of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

          The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

          Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Funds’ Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Funds must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Funds in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Funds’costs, including attorneys’fees. The Declaration further provides that the Funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

10. CERTAIN ADDITIONAL TAX MATTERS

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a Fund may have on their own tax situations.

          Each of the Funds has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions (as a percentage of a Fund’s overall income, and in the case of a Tax Free Fund, as a percentage of its tax-exempt income), and the composition of the Fund’s portfolio assets. Provided all such requirements are met and all of a Fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal and state income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States.

          Investment income received by Liquid Reserves and Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Liquid Reserves and Cash Reserves do not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Liquid Reserves and Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Liquid Reserves’ and Cash Reserves’ effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio’s and the Cash Reserves Portfolio’s assets ultimately invested within various countries.

          The portion of Tax Free Reserves’ distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets consists of tax-exempt securities at the close of each quarter of the Fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder’s alternative minimum tax. Unless the Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

          Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations. For the same reason, the Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

11. CERTAIN ADDITIONAL LEGAL MATTERS

Legal Matters

          Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

          On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          The Funds are not Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date hereof, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

          On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

          Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.

* * *

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

* * *

          The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

12. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

          KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for the Portfolios and the Funds.

          The audited financial statements of Citi Institutional Liquid Reserves (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional Liquid Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

          The audited financial statements of Citi Institutional U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2006, Statements of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional U.S. Treasury Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

          The audited financial statements of Citi Institutional Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional Tax Free Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

          The audited financial statements of Citi Institutional Cash Reserves (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), and of Prime Cash Reserves Portfolio (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the the fiscal years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the four-year period then ended and the period from June 3, 2002 (commencement of operations) to August 31, 2002, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of Citi Institutional Cash Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

APPENDIX A — RATINGS OF MUNICIPAL OBLIGATIONS*
DESCRIPTION OF RATINGS

          The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

          Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

          Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

          Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

          A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

          Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

          Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

          B — Obligations rated B are considered speculative and are subject to high credit risk.

          Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

          Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

          C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

          Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a midrange ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

          Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

          Municipal Long-Term Rating Definitions:

          Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Baa — ssuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          C — ssuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a midrange ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

          There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

          MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

          MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

          MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

          SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

          In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

          VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

          Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

          P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

          P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

          P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

          NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

          Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

          Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

          AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

          AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

          A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

          BBB — An obligation rated ‘BBB’exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB — An obligation rated ‘BB’is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

          B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

          CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

          C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

          N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

          Active Qualifiers (Currently applied and/or outstanding)

          i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

          p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

          pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

          t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

          Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

          A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:

          SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

          A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

          A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

          A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

          B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          C — A short-term obligation rated ‘C’is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Active Qualifiers (Currently applied and/or outstanding)

          i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

          p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

          pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

          t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

          A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

          A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

          A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

          C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

          Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

          International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

          AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

          BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

          CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

          CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

          C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

          RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

          D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

          Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

          Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’or ‘CCC-C’ categories.

          Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

          International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

          F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

          Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

          The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

          Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

          Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

          Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

          Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

          ‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

          ‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

          ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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APPENDIX B—Proxy Voting Policies and Procedures

Western Asset Management Company
Proxy Voting Policy

BACKGROUND

          An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, longstanding fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

          As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

          While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

          In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

          The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

          At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

          Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

          Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

          Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

          Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

	1.	Issuer name;

	2.	Exchange ticker symbol of the issuer’s shares to be voted;

	3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

	4.	A brief identification of the matter voted on;

	5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

	6.	Whether a vote was cast on the matter;

	7.	A record of how the vote was cast; and

	8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

          Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

          Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

          All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

          Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

          Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

          The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

	b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

	c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

	d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

	c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

          The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

	a.	Western Asset votes for proposals relating to the authorization of additional common stock.

	b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

	c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

          Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

          Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

	a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

	b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

          Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

          SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

          In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

CITISM INSTITUTIONAL LIQUID RESERVES
CITISM INSTITUTIONAL U.S. TREASURY RESERVES
CITISM INSTITUTIONAL TAX FREE RESERVES
CITISM INSTITUTIONAL CASH RESERVES

INVESTMENT MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC
399 Park Avenue
New York, NY 10022

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, CA 91101

DISTRIBUTORS

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland 21202

TRANSFER AGENTS

PFPC Inc.
P.O. Box 9662
Providence, RI 02940-9662

Boston Financial Data Service, Inc.
2 Heritage Drive
North Quincy, MA 02171

CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL

Bingham McCutchen LLP
150 Federal Street
Boston, MA 2110

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

December 31, 2006

CITISM INSTITUTIONAL ENHANCED INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated December 31, 2006, as supplemented from time to time, for CitiSM Institutional Enhanced Income Fund (the “Fund”). This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described in Section 13 hereof. These financial statements can be found in the Fund’s Annual Report to Shareholders. An investor may obtain copies of the Fund’s Prospectus and Annual Reports without charge by calling 1-800-331-1792 toll-free.

          Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) serves as manager to the Fund and Portfolio (as defined below) and provides certain oversight services to the Fund and the Portfolio. Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management of the Fund as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

          Legg Mason Investor Services, LLC (“LMIS” or a “Distributor”), 100 Light Street, Baltimore, Maryland 21202, a wholly-owned broker-dealer subsidiary of Legg Mason Inc., and Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), 388 Greenwich Street, 23rd Floor, New York, New York 10013, are the Fund’s distributors. Shares of the Fund are continuously offered by the Distributors and may be purchased from the Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, investment advisers, or broker-dealers that have entered into an agreement with the Distributors (called “Service Agents”). The Distributors and Service Agents may receive fees from the Fund pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

          The Fund is a separate series of CitiFundsSM Institutional Trust (the “Trust”). The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, 1-800-331-1792. The Trust invests all of the investable assets of the Fund in Institutional Enhanced Portfolio (the “Portfolio”). The address and telephone number of Institutional Enhanced Portfolio are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

          A prospectus and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/dealer, financial intermediary or a financial institution that has entered into an agreement with one of the Fund’s distributors, (each called a “Service Agent”), or by writing or calling the Fund at the address or telephone number set forth above.

          FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

1

          This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

2

1. THE FUND

          CitiFundsSM Institutional Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 8, 1992. Prior to September, 1997, the Trust was called Landmark Institutional Trust. Shares of the Trust are divided into separate series, including the Fund, Citi Institutional Enhanced Income Fund, which is described in this Statement of Additional Information (“SAI”). References in this SAI to the Prospectus are to the Prospectus, dated December 31, 2006, for Class I and Y shares of Citi Institutional Enhanced Income Fund.

          “Citi” and “Citigroup Asset Management” are service marks of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

          The Fund utilizes a master/feeder structure by investing all of its investable assets in Institutional Enhanced Portfolio (the “Portfolio”). The Portfolio is a separate series of Institutional Portfolio, which is an open-end management investment company. The Portfolio has the same investment objective and policies as the Fund.

          The Trustees of the Trust believe that the aggregate per share expenses of the Fund and Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund’s Trustees believe it to be in the best interest of the Fund’s shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

          The Portfolio may change its investment objective, policies and restrictions without approval by its investors. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

          Institutional Portfolio is organized as a trust under the laws of the Commonwealth of Massachusetts. The Portfolio is not required to hold annual meetings of investors, and has no intention of doing so. However, when the Portfolio is required to do so by law or in the judgment of Trustees of the Portfolio it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When the Fund is asked to vote on matters concerning the Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See “Description of Shares, Voting Rights and Liabilities.” Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

          The Portfolio may sell interests to investors in addition to the Fund. These investors may be funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

          Information about other holders of interests in the Portfolio is available from LMIS.

          The Fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, the Fund invests all or a portion of its assets in multiple investment companies.

2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

          The investment objective of Citi Institutional Enhanced Income Fund is to provide shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities.

          The Fund’s investment objective may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its investment objective.

Investment Policies

          The Fund invests all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. The Prospectus contains a discussion of the principal investment strategies of the Fund and certain risks of investing in the Fund. The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques

3

of the Fund and the Portfolio, and contains more information about the various types of securities in which the Fund and the Portfolio may invest and the risks involved in such investments.

          Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following applies to both the Fund and the Portfolio, as applicable.

          The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees determines that it is in the best interests of the Fund’s shareholders to do so. If the Fund were to then invest directly in securities, the Fund’s assets would be invested in accordance with the investment policies described below.

          Under the 1940 Act, the Fund is classified as “diversified,” although all of its assets are invested in the Portfolio. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

          The investment objective of the Portfolio may be changed without the approval of its investors.

          The Portfolio seeks to achieve its investment objective primarily through investments in U.S. dollar-denominated money market and other short-term debt instruments. The average maturity of the investments held by the Portfolio (on a dollar-weighted basis) usually will be one year or less, unlike money market funds, which are required to invest in securities having an average maturity of 90 days or less. The Portfolio may invest in securities whose maturities exceed one year, and these securities may include fixed rate obligations with final maturities of up to approximately three years from the date of acquisition, and floating rate obligations with final maturities of up to approximately five years from the date of acquisition. Investments in short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a longer term. The Portfolio may hold uninvested cash reserves pending investment.

          Under normal circumstances, the Portfolio’s assets will consist of money market instruments and other short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s), and other longer-term debt obligations rated at least A3 by Moody’s or A- by Standard & Poor’s.

          Asset-backed securities purchased by the Portfolio will generally be rated Aaa by Moody’s or AAA by Standard & Poor’s. With respect to any type of security, the Portfolio may also invest in unrated securities that the Subadviser, determines are of comparable quality to rated securities in which the Fund might otherwise invest.

          Unlike a money market fund, the Portfolio may invest in securities having a remaining maturity in excess of 397 days. The values of longer-term debt securities tend to fluctuate more in response to interest rates and other events than the values of shorter-term debt securities.

          The Portfolio may invest, under normal circumstances, in the following types of securities:

Bank Obligations

          The Portfolio may invest in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Up to 25% of the Portfolio’s assets may be invested at any time in dollar-denominated obligations of domestic and foreign banks, including a U.S. branch of a foreign bank or a non-U.S. branch of a U.S. bank.

          The Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

          Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

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          U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          The Portfolio limits its investments in non-U.S. bank obligations (for purposes of this policy, obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks are deemed to be non-U.S. bank obligations) to U.S. dollar-denominated obligations of banks which at the time of investment are branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The Portfolio does not purchase any bank obligation of any affiliate of the Subadviser.

          Since the Portfolio may hold obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks, an investment in the Portfolio involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about the U.S. branches and subsidiaries of U.S. banks, and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

          The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and the terms of the specific obligation. Nonetheless, the Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

          U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, the Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

          Non-U.S. banks in whose obligations the Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

Non-U.S. Government Obligations

          The Portfolio may invest in obligations of, or guaranteed by, non-U.S. governments. The Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in the Prospectus in connection with the purchase of foreign securities.

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Corporate Debt Obligations

          The Portfolio may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

          Bonds, notes and debentures in which the Portfolio may invest may differ in interest rates, maturities, and times of issuance. The market value of the Portfolio’s corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

U.S. Government Obligations

          The Portfolio may invest in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Repurchase Agreements

          The Portfolio may invest in repurchase agreements generally providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. The Portfolio may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument (an obligation of, or guaranteed by, the U.S. government, its agencies or instrumentalities) for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Portfolio are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian has control of the collateral, which the Subadviser believes will give the Portfolio a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Portfolio exceed 15% of the Portfolio’s net assets.

Asset Backed Securities

          The Portfolio may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables (“CARS”) and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment,

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which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the Portfolio because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Portfolio may invest in other asset-backed securities.

Mortgage-Backed Securities

          The Portfolio may invest in mortgage-backed securities. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities

          Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters. The guaranteed mortgage pass-through securities in which the Portfolio may invest may include those issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

“When-Issued” Securities

          The Portfolio may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the Portfolio would take delivery of such securities, but the Portfolio may sell them before the settlement date. In general, the Portfolio does not pay for the securities until received and does not start earning interest until the contractual settlement date. When the Portfolio commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolio expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The “when-issued” securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate

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that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a “when-issued” basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Structured Investments

          The Portfolio may invest in structured investments. Structured instruments are money market instruments that have been structured typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which the Portfolio holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the Portfolio’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the Portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of the Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

Lending of Securities

          Consistent with applicable regulatory requirements and in order to generate income, the Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (“NYSE”) (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by the Fund would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive any income generated by the Fund’s investment of the collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would be entitled to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Subadviser to be of good standing, and when, in the judgment of the Subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

Private Placements and Illiquid Investments

          The Portfolio may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price.

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Exchange Controls and Non-U.S. Withholding Taxes

          The Portfolio does not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio’s investments, the effect may be to reduce the income received by the Portfolio on such investments or to prevent the Portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

Defensive Investing

          The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Investment Restrictions

          The Fund and the Portfolio each have adopted the following policies which may not be changed with respect to the Fund or Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund or Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund or Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund or Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

          Whenever the Fund is requested to vote on a change in the investment restrictions or fundamental policies of the Portfolio, the Fund will either call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders or vote its shares in the Portfolio in the same proportion as the vote of all other investors in the Portfolio.

Current Investment Restrictions

The Fund or Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

          (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

          (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund and the Portfolio reserve the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

          (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

          (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Proposed Investment Restrictions

          The Fund has called a meeting of its shareholders, and the Portfolio has called a meeting of its investors, to consider several proposals, including the adoption of revised fundamental investment policies or restrictions. If approved by the Fund’s shareholders and the Portfolio’s investors, the Fund’s and Portfolio’s revised fundamental policies will be as follows:

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          (1) The Fund or Portfolio may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (2) The Fund or Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (3) The Fund or Portfolio may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (4) The Fund or Portfolio may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (5) The Fund or Portfolio may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (6) The Fund or Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund or Portfolio may not make any investment if, as a result, the Fund’s or Portfolio’s investments will be concentrated in any one industry.

          If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

          With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the

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1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It

11

is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

          The Fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

          The Fund and the Portfolio are each currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

3. DETERMINATION OF NET ASSET VALUE

          The net asset value of each class of shares of the Fund is determined on each day on which the NYSE is open for trading. This determination of net asset value is normally made once during each such day as of 4:00 p.m., Eastern time, by dividing the value of the Fund’s net assets (i.e., the value of its assets, including its investment in the Portfolio, less its liabilities, including expenses payable or accrued) by the number of the Fund’s shares outstanding at the time the determination is made. On days when the financial markets in which the Fund invests close early, the Fund’s net asset value may be determined as of the earlier close of those markets. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          The value of the Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund. The net asset value of the Fund’s investment in the Portfolio is equal to the Fund’s pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund’s pro rata share of the Portfolio’s liabilities.

          Short-term obligations (maturing in 60 days or less) are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Portfolio would receive if the instrument were sold.

          Interest income on long-term obligations held for the Portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

          The Prospectus contains further information about the valuation of the Portfolio’s assets.

4. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES

          As described in the Prospectus, the Fund offers two classes of shares, Class I and Class Y.

          Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each

12

class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

          Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class I Shares

          You may purchase Class I shares of the Fund at a public offering price equal to the applicable net asset value per share.

Class Y Shares

          You may purchase Class Y shares of the Fund at a public offering price equal to the applicable net asset value per share. Class Y shares are subject to an annual distribution/service fee of up to 0.25%. See “Distributors.”

Sale of Shares

          Subject to compliance with applicable regulations, the Fund and the Portfolio have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

          Shareholders may redeem Fund shares by sending written instructions in proper form to the Fund’s transfer agent or, if they hold their shares through a Service Agent, to the Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

          Shareholders may redeem Fund shares by telephone, if their account applications so permit, by calling the transfer agent, or, if they are customers of a Service Agent, that Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller’s identity by asking for the shareholder’s name, address, telephone number, Social Security number or taxpayer identification number, and account number. If these or other reasonable procedures are not followed, the Fund, the transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption by telephone.

          The Fund may suspend the right of redemption or postpone the date of payment for shares of the Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

Involuntary Redemptions of Shares

          Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted procedures, that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer). See “Description of Shares, Voting Rights and Liabilities”.

13

5. MANAGEMENT

          The business and affairs of the Fund and the Portfolio are managed by a Board of Trustees, at least 75% of which are not affiliated with the Manager. The Board elects officers who are responsible for the day-to-day operations of the Fund and the Portfolio and who execute policies authorized by the Board. The current Trustees, including the Trustees of the Fund and the Portfolio who are not “interested persons” of the Fund and the Portfolio as defined in the 1940 Act (the “Independent Trustees”) and executive officers of the Fund and the Portfolio, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

          The Fund has called a meeting of its shareholders and the Portfolio has called a meeting of its investors to consider several proposals, including the election of a new Board. Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005).	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton Born 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, , National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

14

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

A. Benton Cocanougher Born 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001).	37	None

Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. . (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001).	37	None.

Stephen Randolph Gross Born 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manu- manufacturing) (1998 to 2002).	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004).

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None.

15

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991).

Alan G. Merten Born 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, , Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001).

R. Richardson Pettit Born 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006).	37	None

INTERESTED TRUSTEE:

R. Jay Gerken, CFA* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001).	169	Trustee, Consulting Group Capital Markets Funds

*	Mr. Gerken and each officer of the Fund is an “interested person” of the Fund as defined in the 1940 Act because of their position with the Manager and/or certain of its affiliates.

16

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

OFFICERS:

Ted P. Becker* 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason, Inc. (2006-present); Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) “) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Born 1968	ChiefAnti- Money Launderingr Compliance Officer	Since 2006

Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

				N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

				N/A	N/A

17

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Frances M. Guggino 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors.	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy N/A General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

          The business affairs of the Fund are managed by or under the direction of the Board of Trustees. The Board has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. The Audit Committee reviews the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Fund’s independent auditors to its Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

          The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The governance committee met four times as of the most recent fiscal year ended August 31, 2006. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

          The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

18

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Fund, as applicable.

          The Board also has a standing Performance and Review Committee comprised of all of the Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Fund’s management contract, distribution plan and distribution agreements. The Performance and Review Committee met five times as of the most recent fiscal year ended August 31, 2006.

          The Board also has a Pricing Committee comprised of the Chairman of the Board and one Independent Trustee which is charged with determining the fair value prices for securities when required. During the most recent fiscal year ended August 31, 2006, the Pricing Committee met eleven times.

          The Portfolio is also governed by a Board of Trustees, which has the same committees as the Fund’s Board.

          The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005.

Name of Trustee	Enhanced Income	Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee

Interested Trustee:
R. Jay Gerken	None	Over $100,000

Independent Trustees:
Elliott J. Berv	None	None
Donald M. Carlton	None	Over $100,000
A. Benton Cocanougher	None	$10,001-$50,000
Mark T. Finn	None	$1-$10,000
Stephen Randolph Gross	None	None
Diana R. Harrington	None	$10,001-$50,000
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	None	$1-$10,000
R. Richardson Pettit	None	$1-$10,000

          As of December 31, 2005, none of the Independent Trustees nor their immediate family members owned beneficially or of record any securities of the Manager, Subadviser, or Distributors of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, Subadviser or the Distributors of the Fund.

          Information regarding compensation paid to the Trustees as of the most recent fiscal year ended August 31, 2006 is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Fund but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

          Each Fund in the complex overseen by a Trustee pays a pro rata share of Trustee fees based upon asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee receives an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee each receives an additional $7,500 per year. The Fund reimburses Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

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TRUSTEES COMPENSATION TABLE

	Aggregate Compensation from Fund(1)(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation from Fund Complex(1)(3)	Number of Funds in Fund Complex Upon Which Trustee Served(1)(4)

Trustee
Interested Trustee
R. Jay Gerken	$0	None	$0	169

Independent Trustee
Elliott J. Berv	$594	None	$200,100	37
Donald M. Carlton	$1,400	None	$176,000	37
A. Benton Cocanougher	$1,959	None	$170,000	37
Mark T. Finn	$1,390	None	$172,750	37
Stephen Randolph Gross	$1,397	None	$188,500	37
Diana R. Harrington	$1,308	None	$163,250	37
Susan B. Kerley	$1,330	None	$178,500	37
Alan G. Merten	$1,392	None	$154,000	37
R. Richardson Pettit	$1,377	None	$165,500	37

(1)	Information is for the fiscal year ended August 31, 2006.

(2)

Does not include amounts paid to the Trustees as Trustee of Institutional Enhanced Portfolio, the investment company in which the Fund invests. Such amounts are included under the column entitled “Total Compensation from the Funds and Complex.”

(3)

In addition to the amounts set forth above, Messrs. Berv, Canton, Cocanougher, Finn, Gross, Merten and Pettit and Mmes. Harrington and Kerley received $38,500, $50,000, $39,000, $50,000, $85,500, $50,500, $49,500, $50,000 and $50,500, respectively, during the calendar year ended December 31, 2005 for service as Trustees in attending additional meetings relating to the approval of policies and procedures under Rule 38a-l, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Fund. Those amounts were born by the Manager and/or its affiliates and not the Fund.

(4)	Two of the funds in the fund complex were not operational during the fiscal year ended August 31, 2006.

          On June 19, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for other Trustees and to allow Trustees to elect to retire as of a certain date (the “Effective Date”).

          On July 10, 2006, the Board voted to amend its two retirement plans — a retirement plan applicable to all of the Trustees of the Fund and Portfolio (the “General Retirement Plan”) and a retirement plan adopted by the Board of Legg Mason Partners Investment Series relating to Messrs. Donald M. Carlton, A. Benton Cocanougher, Stephen Randolph Gross, Alan G. Merten and R. Richardson Pettit (the “Legg Mason Partners Investment Series Retirement Plan”). The amendments provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. The benefits are as follows: Mr. Elliott J. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Mark T. Finn: $306,079; Mr. Gross: $318,788; Ms. Diana R. Harrington: $348,670; Ms. Susan B. Kerley: $217,984; Mr. Merten: $405,257; Mr. Pettit: $424,976. Each fund overseen by the Board (including the Fund and Portfolio) will pay a pro rata share (based upon asset size) of such benefits. Legg Mason or its affiliates will reimburse each such fund in an amount equal to 50% of such benefits paid by it. In the event that a remaining Trustee dies prior to the Effective Date, the Trustees’ beneficiary will be entitled to full retirement benefits as would be payable to a retired Trustee under the applicable plan described below rather than the benefit amount set forth above.

          Under the amended retirement plans, former Trustees that had retired prior to the date of the amendment and Trustees who are electing to retire as of the Effective Date are entitled to the retirement benefits under the applicable plan as follows.

          Under the General Retirement Plan, retired or retiring Trustees are generally eligible to receive a maximum retirement benefit equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustees’ retirement (or in the case of a Trustee retiring as of the Effective Date, the amount of retainer and regular meeting fees as in effect as of June 30, 2006). Amounts under the plan are paid in twenty equal quarterly installments, or if the applicable retired or retiring Trustee has made a timely election, in a lump sum (discounted to present value).

          During the Most Recent Year, retired Trustees received the following retirement benefits under the General Retirement Plan: Messrs. Riley C. Gilley and E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $60,000 in four quarterly installment payments.

          Under the Legg Mason Partners Investment Series Retirement Plan, maximum retirement benefits (calculated on a net present value basis) payable to retired or retiring Trustees are as follows: Mr. Carlton: $517,678; Mr. Cocanougher: $558,402; Mr. Gross: $517,678; Mr. Merten: $517,678; Mr. Pettit: $556,053. In order to receive benefits under the General Retirement Plan described above, a retired or retiring Trustee is required to waive all rights under the Legg Mason Partners Investment Series Retirement Plan.

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Mr. Carlton has elected to retire as of the Effective Date. In connection therewith, under the Legg Mason Partner Investment Series Retirement Plan, Mr. Carlton will be entitled to receive an aggregate retirement benefit of $517,678 (calculated on a net present value basis). Each fund of the Legg Mason Partners Investment Series will pay a pro rata share (based upon asset size) of such aggregate retirement benefit. Legg Mason or its affiliates will reimburse each such fund an amount equal to 50% of the retirement benefits paid by the fund to Mr. Carlton.

          As of December 1, 2006, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each class of the Fund.

          Set forth below for each Fund and each class of such Fund, are those shareholders who were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of Class I of the Fund as of November 30, 2006:

Class	Name and Address	Percentage

Class I	ANA L AVINA	100.00%
	LUIS E FELCIOSI
	97 NE 87 STREET
	EL PORTAL FL 33138-3040

          As of November 30, 2006, no shares of Class Y of the Fund were outstanding.

          The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by vote of a majority of disinterested Trustees of the Trust or by a written opinion of legal counsel chosen by a majority of the Trustees, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

          Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for meetings of the Board of Trustees.

Manager

          LMPFA serves as investment manager to the Fund and the Portfolio, in each case pursuant to investment management agreements (each a “Management Agreement”). LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund, the Portfolio and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion. LMPFA provides administrative and certain oversight services to the Fund and manages the cash and short-term investments of the Fund.

          The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for the Fund and the Portfolio. The Management Agreements provide that the Manager may delegate the daily management of the securities of the Fund or the Portfolio to one or more subadvisers. The Manager performs administrative and management services necessary for the operation of the Fund and Portfolio, such as: supervising the overall administration of the Fund and Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the Fund and Portfolio; maintaining the registration and qualification of the Fund’s shares under federal and state laws; and arranging for the maintenance of books and records of the Fund or Portfolio. Trustees, officers, and investors in the Fund and the Portfolio are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Fund and the Portfolio.

          Each Management Agreement has an initial term ending November 30, 2007. Thereafter, unless otherwise terminated, the Management Agreement with respect to the Fund will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case,

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by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

          Unless otherwise terminated, the Management Agreement with respect to the Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio’s Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

          Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Portfolio or Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Fund’s or Portfolio’’s Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement with the Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

          The Prospectus for the Fund contains a description of the fees payable to the Manager for services under the Management Agreement. The Manager may reimburse the Fund for Fund expenses or waive all or a portion of its management fees.

          Prior to August 1, 2006, Citi Fund Management, Inc. (“CFM”) served as the manager of the Fund and the Portfolio. CFM is also a wholly-owned subsidiary of Legg Mason.

          For the fiscal year ended August 31, 2006, the aggregate fees paid by the Fund to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $0. For the period ended August 31, 2005, the fees paid by the Fund to CFM, after waivers, were $0.

          For the fiscal year ended August 31, 2006, the aggregate fees paid by the Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $32,767. For the fiscal year ended August 31, 2005, the fees paid by the Portfolio to CFM, after waivers, were $0.

Subadviser

          Western Asset provides the day-to-day portfolio management for each of the Fund and Portfolio pursuant to Sub-Advisory Agreements that were approved by the Boards of the Fund and the Portfolio, including a majority of the Independent Trustees of each Board. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

          Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the Manager, the Subadviser manages the Fund’s or Portfolio’s portfolio (or allocated portion thereof) in accordance with the Fund’s or Portfolio’s stated investment objective(s) and policies, assists in supervising all aspects of the Fund’s or Portfolio’s operations, makes investment decisions for the Fund or Portfolio, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund or Portfolio.

          Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually with respect to the Fund or Portfolio (a) by the Board or by a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The Manager or the Subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

          As compensation for its sub-advisory services to the Fund and to the Portfolio, the Manager will pay to Western Asset a fee equal to 70% of the management fee paid to the Manager by each of the Fund and the Portfolio, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

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Expenses

          In addition to amounts payable under the Management Agreements and, with respect to the Fund, the 12b-1 Plan (as discussed below), the Fund and the Portfolio are each responsible for its own expenses, including, as applicable, among other things interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund or Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s or Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s or Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders or the Portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund or Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund or Portfolio, if any; and the Fund’s or Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund or Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or is a party and the legal obligation which the Fund or Portfolio may have to indemnify the Fund’s or Portfolio’s Board members and officers with respect thereto.

          Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each Fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a Fund, Portfolio or class or the acquisition of all or substantially all of the assets of another Fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class, or a meeting of investors of a Portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Distributors

          Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Fund’s Distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”). Prior to December 1, 2005, CGMI served as the Fund’s Distributor.

          A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of the Fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares.

          Each Distribution Agreement is terminable with respect to the Fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of the Fund’s outstanding voting securities or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

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          The Fund has adopted a shareholder services and distribution plan (the “12b-1 Plan” or the “Plan”) in accordance with Rule 12b-1 under the 1940 Act pertaining to Class I and Class Y. Under the 12b-1 Plan, the Fund may pay monthly fees as a percentage of the average daily net assets of the Fund class, as applicable, at an annual rate not to exceed the following:

Class I	0.10%
Class Y	0.25%

          Such fees may be used to make payments to the Distributors for distribution services, to Service Agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

          The 12b-1 Plan also provides that the Distributors and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The 12b-1 Plan provides that the Distributors and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors.

          The 12b-1 Plan permits the Fund to pay fees to the Distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributors and others until the Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the Distributors’ or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the 12b-1 Plan for the Fund, the Trustees will review the 12b-1 Plan and the expenses for the Fund and each class within the Fund separately.

          The 12b-1 Plan also recognizes that various service providers to the Fund, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund’s Distributor or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan but are not subject to expenditure limits under the Plan.

          The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust’s Trustees and a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (for purposes of this paragraph “qualified Trustees”). The 12b-1 Plan requires that the Trust and the Distributors provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Distributors will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Distributors will preserve such copies in an easily accessible place.

          For the fiscal year ended August 31, 2005, after waivers, Class I shares of the Fund did not pay any fees to CGMI, as Distributor, under its 12b-1 Plan. For the fiscal year ended August 31, 2006, after waivers, Class I shares of the Fund did not pay any fees to LMIS and CGMI under its 12b-1 Plan. As of the date of this SAI, Class Y shares were not operational.

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Code of Ethics

          Pursuant to Rule 17j-1 of the 1940 Act, the Fund and its Manager, Subadviser and Distributors have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

          Copies of the Codes of Ethics of the Fund and its Manager, Subadviser and Distributors are on file with the SEC.

Proxy Voting Policies & Procedures

          Although individual Trustees may not agree with particular policies or votes by the Manager or Subadvisers, the Board has delegated proxy voting discretion to the Manager and/or the Subadviser, believing that the Manager and/or the Subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

          LMPFA delegates the responsibility for voting proxies for the Fund and Portfolio, as applicable, to the Subadviser through its contracts with the Subadviser. The Subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Fund or the Portfolio. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser[s] and providing them to the Fund and Portfolio as required for the Fund and Portfolio to comply with applicable rules under the 1940 Act.

          The Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each Fund and Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Transfer Agents and Custodian

          State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund and the Portfolio. State Street, among other things, maintains a custody account or accounts in the name of the Fund and the Portfolio; receives and delivers all assets for the Fund and the Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Portfolio; and makes disbursements on behalf of the Fund and the Portfolio. State Street neither determines the Fund’s or the Portfolio’s investment policies, nor decides which securities the Fund or the Portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund and the Portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s and the Portfolio’s securities lending agent and receives a share of the income generated by such activities.

          Effective as of January 1, 2006, the Fund has entered into a transfer agency agreement with Boston Financial Data Service, Inc. (“BFDS”), pursuant to which BFDS acts as the transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

          Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent and BFDS served as the Fund’s sub-transfer agent. For the period from September 1, 2005 through December 31, 2005, the Fund paid transfer agent fees of $95 to CTB.

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6. DEALER COMMISSIONS AND CONCESSIONS

          From time to time, the Distributors or the Manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributors or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Distributors or Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

7. PORTFOLIO TRANSACTIONS

          The Portfolio’s and Fund’s purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio and the Fund do not anticipate paying brokerage commissions, and no such commissions have been paid by the Portfolio or the Fund during the fiscal year ended August 31, 2006 or the period ended August 31, 2005. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

          Allocation of transactions, including their frequency, to various dealers is determined by the Subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the Portfolio or the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a Portfolio or Fund may not necessarily be paying the lowest price available.

          Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund (or the Portfolio) under the Investment Company Act of 1940, as amended. As a result, the Fund (or the Portfolio) is permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the Fund (or the Portfolio) does not normally use an agent in executing portfolio transactions, and it will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the Fund (or the Portfolio) is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund (or the Portfolio) is governed by the Fund’s policy of seeking the best overall terms available. The Fund did not pay brokerage commissions to the Manager or any affiliate at that time, of the Manager during the fiscal year ended August 31, 2006.

          The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio and the Fund may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Portfolio and the Fund from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio and the Fund could purchase in the underwritings.

          In certain instances there may be securities that are suitable as an investment for the Fund or Portfolio as well as for one or more of the Subadviser’s other clients. Investment decisions for the Fund and the Portfolio and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund or Portfolio. When purchases or sales of the same security for the Fund or Portfolio and for other funds managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

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8. DISCLOSURE OF PORTFOLIO HOLDINGS

          The Fund and the Portfolio has adopted policies and procedures developed by LMPFA, the Fund’s investment manager, with respect to the disclosure of the Fund’s and the Portfolio’s portfolio securities and any ongoing arrangements to make available information about the Fund’s or the Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

          LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month- end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

          Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings. which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

          The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

          Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

          The approval of the Fund’s and Portfolio’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions

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are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Fund’s and Portfolio’s Board at its next regularly scheduled meeting.

          Currently, the Fund and the Portfolio disclose their complete portfolio holdings approximately 25 days after month-end on their website at http://www.leggmason.com/InvestorServices.

          Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of the Fund and Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

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          Portfolio holdings information for the Fund and the Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent 1-3 business days following
	(Calendar)	the end of a Quarter
Elkins/McSherry	Quarterly	Sent 1-3 business days following
	(Calendar)	the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

9. PORTFOLIO MANAGERS

          The following tables set forth certain additional information with respect to the portfolio managers for the Fund and the Portfolio. Unless noted otherwise, all information is provided as of August 31, 2006.

Other Accounts Managed by the Portfolio Manager

          The table below identifies, for each portfolio manager, the number of accounts (other than the Fund and the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Kevin Kennedy	9 registered investment companies with $30,464,514,947 in total assets under management	No other pooled investment vehicles	62 other accounts with $65,317,059,910 in total assets under management

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Portfolio Manager Compensation

          The Subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

          In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). The Subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

          Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

          Potential conflicts of interest may arise when a Fund’s or Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

          The Manager, the Subadviser, the Fund and the Portfolio have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Manager or the Subadviser and the individuals that they employ. For example the Manager and the Subadviser seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Each of the Manager and the Subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Manager, the Subadviser, the Fund and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

          These potential conflicts include:

          Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

          Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

          Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

          Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to

30

the requirement that the sub-adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

          Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

          Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

          The table below identifies ownership of Fund securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund

Kevin Kennedy	None

10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

          The Fund is a series of CitiFunds Institutional Trust and is governed by a Declaration of Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. In addition to the Fund, there are currently four other series of the Trust: Citi Institutional Cash Reserves; Citi Institutional Liquid Reserves; Citi Institutional Tax Free Reserves; and Citi Institutional U.S. Treasury Reserves. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

          Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

          Subject to applicable law, the Trust may involuntarily redeem a shareholder’s shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number or other information if required to do so, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.

          The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.

          Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders do not have cumulative voting rights. The Fund is not required to hold and

31

has no present intention of holding annual meetings of shareholders, but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

          The Trust’s Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

          The Portfolio in which the Fund invests is a series of Institutional Portfolio, a trust organized under Massachusetts law. It is governed by a Declaration of Trust similar to the Fund’s Declaration of Trust. Whenever a vote is submitted to the Portfolio’s investors, the Fund will generally call a meeting of its own shareholders, and will vote its shares in the Portfolio in accordance with the instructions it receives from its shareholders and will vote any shares for which it does not receive voting instructions from its shareholders in the same proportion as the shares of the Fund’s shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, the Fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

          The Trust, the Fund or any class thereof may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the Fund or of any class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the Fund or of any class. The Trust or the Fund or any class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. The Fund, or any class of the Fund, may be terminated at any time by a vote of a majority of the outstanding voting power of the Fund or class, or by the Trustees by written notice to the shareholders of the Fund or class. If not so terminated, the Trust will continue indefinitely.

          The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employers and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or Distributors or the amount of such compensation.

          The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

          The Fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, on each such business day, the value of each investor’s interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio.

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The percentage so determined is then applied to determine the value of the investor’s interest in the Portfolio as of 4:00 p.m., Eastern time, on the following business day of the Portfolio.

Proposed Changes

          The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex and the Fund is seeking shareholder approval for those initiatives where shareholder approval is required. The Portfolio’s Board has approved similar initiatives. If certain of these matters are approved by the shareholders entitled to vote on the matters, the Fund and Portfolio will become a series of a Maryland business trust.

          A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Declaration of Trust. Some of the more significant provisions of the Declaration are described below.

          Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

          The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

          Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

          Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

          Issuance and Redemption of Shares. The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

          Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a Fund may disclose such ownership if required by law or regulation.

          Small Accounts. The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

          Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conver-

33

sion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

          Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the trust.

          Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

          The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

          Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

          The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

11. CERTAIN ADDITIONAL TAX MATTERS

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

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Taxation of the Fund

          The Fund has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions, and the composition of the Fund’s portfolio assets. Provided all such requirements are met and all of the Fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be required to be paid by the Fund. If the Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal and state income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States. As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise taxes.

Taxation of Shareholders

          Taxation of Distributions. Shareholders of the Fund will generally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in reinvested additional shares. Because the Fund does not expect to receive dividends from U.S. corporations, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. For the same reason, the Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates for non-corporate shareholders. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

          Any Fund distribution of net capital gain or net short-term capital gain will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          Although shareholders of the Fund generally will have to pay state and local income taxes on the dividends and capital gain distributions they receive from the Fund, distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally capital gains realized upon the dispositions of such obligations) may be exempt from state and local income taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

          Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

          Foreign Income Taxes. Investment income received by the Fund from non-U.S. investments may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine the Fund’s effective rate of foreign tax in advance since that rate depends upon the proportion of the Portfolio’s assets ultimately invested within various countries.

          Non-U.S. Persons. The Fund will generally withhold federal income tax at the rate of 30% on taxable dividends and other payments subject to such withholding taxes that are made to persons who are neither citizens nor residents of the United States. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

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          Backup Withholding. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including any such shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on persons who are neither citizens nor residents of the United States described in the preceding paragraph.

12. CERTAIN ADDITIONAL LEGAL MATTERS

Legal Matters

          Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

          On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’best interests and that no viable alternatives existed. SBFM

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and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          The Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date hereof, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

          On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

          Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

***

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against

37

the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

***

          The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

13. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

          KPMG LLP, 345 Park Avenue, New York, NY 10154, has been selected as the independent registered public accounting firm for the Citi Institutional Enhanced Income Fund and the Institutional Enhanced Portfolio.

          The audited financial statements of Citi Institutional Enhanced Income Fund (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the period from September 23, 2004 (commencement of operations) to August 31, 2006, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), and of the Institutional Enhanced Portfolio (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the three-year period ended August 31, 2006 and the period from March 11, 2003 (commencement of operations) to August 31, 2003, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

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APPENDIX A—Proxy Voting Policies and Procedures

Western Asset Management Company
Proxy Voting Policy

BACKGROUND

          An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, longstanding fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

          As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

          While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

          In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

          The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

          At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

          Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

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Proxy Voting

          Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

          Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

          Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

	1.	Issuer name;

	2.	Exchange ticker symbol of the issuer’s shares to be voted;

	3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

	4.	A brief identification of the matter voted on;

	5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

	6.	Whether a vote was cast on the matter;

	7.	A record of how the vote was cast; and

	8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

          Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

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Disclosure

          Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

          All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

          Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

          Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

          The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

	b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

	c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

	d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

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	c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

          The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

	a.	Western Asset votes for proposals relating to the authorization of additional common stock.

	b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

	c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

	a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

	b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

          Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

	a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

	b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

          SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

          Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

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2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

          In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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CITISM INSTITUTIONAL ENHANCED INCOME FUND

INVESTMENT MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC
399 Park Avenue
New York, NY 10022

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, CA 91101

DISTRIBUTORS

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland 21202

TRANSFER AGENT

Boston Financial Data Service, Inc.
2 Heritage Drive
North Quincy, MA 02171

CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street, Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue, New York, NY 10154

LEGAL COUNSEL

Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110